UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2008

Fundamental Equity Value Funds
Growth and Income
Large Cap Value
Mid Cap Value
Small Cap Value

Goldman Sachs Fundamental Equity Value Funds

■	GOLDMAN SACHS GROWTH AND INCOME FUND

■	GOLDMAN SACHS LARGE CAP VALUE FUND

■	GOLDMAN SACHS MID CAP VALUE FUND

■	GOLDMAN SACHS SMALL CAP VALUE FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Letters to Shareholders and Performance Summaries	3
Schedules of Investments	27
Financial Statements	39
Notes to the Financial Statements	44
Financial Highlights	60
Report of Independent Registered Public Accounting Firm	68
Other Information	69

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Growth and Income Fund invests primarily in large capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Large Cap Value Fund invests primarily in large capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Mid Cap Value Fund invests primarily in mid capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Small Cap Value Fund invests primarily in small capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of smaller companies are often more volatile and less liquid and present greater risks than the securities of larger companies. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

What Differentiates the Goldman Sachs
Value Equity Investment Process?

Goldman Sachs’ Value Equity Team believes that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Through independent fundamental research, the Team seeks to identify and invest in quality businesses that are selling at compelling valuations.

At the heart of our value investment philosophy is a belief in the rigorous analysis of business fundamentals. Our approach may include:

■ Meetings with management teams and on-site company visits

■ Industry-specific, proprietary financial and valuation models

■ Assessment of management quality

■ Analysis of each company’s competitive position and industry dynamics

■ Interviews with competitors, suppliers and customers

We seek to invest in companies:

■ When market uncertainty exists

■ When their economic value is not recognized by the market

We buy companies with quality characteristics. For us, this means companies that have:

■ Sustainable operating earnings or cash flow, or competitive advantage

■ Excellent stewardship of capital

■ Capability to earn above their cost of capital

■ Strong or improving balance sheets and cash flow

 Value portfolios that strive to offer:

            ■ Capital appreciation potential as each company’strue value is recognized in the marketplace

            ■ Investment style consistency

PORTFOLIO RESULTS

Growth and Income Fund

Dear Shareholder,

This report provides an overview of the performance of the Goldman Sachs Growth and Income Fund (the “Fund”) during the one-year reporting period that ended August 31, 2008.

Please note that this reporting period precedes the high degree of market volatility and disruption recently experienced by global financial markets. In the upcoming report for the period ended February 28, 2009, we expect to more completely address the issues — as well as any potential investment opportunities — stemming from turmoil in the credit markets that began in mid-2007.

Our portfolio management team has managed assets through multiple market cycles and changing risk environments. We remain focused on the Fund’s investment philosophy, investment process and objective.

Performance Review

Over the 12-month period that ended August 31, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of -11.57%, -12.26%, -12.24%, -11.22% and -11.65%, respectively. These returns compare to the -14.63% average annual total return of the Fund’s benchmark, the Russell 1000 Value Index (the “Index”) (with dividends reinvested), over the same time period. From their inception on November 30, 2007 through August 31, 2008, the Fund’s Class IR and R Shares generated cumulative total returns of -11.10% and -11.36%, respectively. Over the same period, the Index returned -13.27%.

While the Fund experienced weakness along with the overall stock market, it outperformed its benchmark over the one-year period. Stock selection was strong in the Energy, Healthcare and Financial sectors, whereas Consumer Staple, Consumer Cyclical and Industrial sectors detracted from performance.

As fundamental stock pickers, we view the current environment of high stock volatility and performance dispersion as favorable. As the gap between winners and losers continues to widen, we seek to capitalize on opportunities by developing a differentiated point of view based on extensive financial modeling, industry analysis and valuation work. We look for companies with high potential and low investor expectations. Our ideal candidates are often neglected quality companies with multiple paths to success. We look for early signs of positive internal change, such as reductions in cost structures, divestitures of assets or improved free cash flow generation. We also believe management quality is a key factor in today’s environment of low transparency and high uncertainty.

Despite industry-wide weakness, we managed to find positive returns at the stock level. Our Energy investments, such as Devon Energy Corp. and Hess Corp., performed well as production, capital allocation and reserve trends continued to improve. Our limited exposure to large banks and brokers and our positioning in defensive healthcare companies, including Baxter International, Inc. also contributed positively to relative performance.

Several key holdings experienced a challenging period. In the Consumer Staple sector, shares of Newell Rubbermaid, Inc. declined in response to margin concerns. We believe the company still represents long-term value as the risk, reward trade-off appears attractive. Sprint Nextel Corp. was also among the detractors from performance during the reporting period. However, we believe the company’s fundamentals have improved due to a recent joint venture to share spending cost, as well as better customer turnover rates and phone offerings.

PORTFOLIO RESULTS

Portfolio Composition

We took advantage of market volatility by investing in several new positions during the reporting period. One of our larger purchases was EOG Resources, Inc. We think the company is competitively positioned as exploration and production costs escalate in the Energy sector. We also initiated a position in Comcast Corp. We believe the company is trading at historical lows from a valuation perspective and think that it will benefit from strengthening fundamentals driven by improvements at the company level. We sold out of our position in U.S. Steel, taking profits on strength.

Portfolio Highlights

During the reporting period, there were a number of holdings that impacted performance, including the following:

■	Sprint Nextel Corp. — Sprint was among our largest detractors to performance during the reporting period. Despite experiencing weakness during the reporting period, we continue to believe the new management should steer the company in a positive direction with improved branding, execution and profitability initiatives.

■	SUPERVALU INC. — SUPERVALU experienced lower profit margins due to a rise in food and energy costs, high inflation, and a decline in consumer spending. We still remain positive on SUPERVALU going forward as we see necessary cost cutting actions being implemented by the company to stay competitive in the market.

■	Time Warner, Inc. — Time Warner was among the Fund’s positive contributors to performance as it benefited from increased revenue in its core businesses.

Outlook

Our cautious view on the market remains largely intact, as we continue to see weakness in credit related sectors. We believe that inflationary pressures, driven by continued high commodity prices, could weigh on the equity markets. We also think the degree of market volatility will likely persist, creating inefficiencies and contributing to uncertainty among investors. We believe the current market presents a fertile environment for stock pickers as stock level differentiation could be more pronounced. We believe that our fundamental research, valuation analytics and monitoring of signs of change is well suited to extract profit in an uncertain environment.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Value Investment Team

New York, September 18, 2008

FUND BASICS

Growth and Income Fund
as of August 31, 2008

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2007-August 31, 2008	(based on NAV)[1]	Value Index[2]

Class A	-11.57%	-14.63%
Class B	-12.26	-14.63
Class C	-12.24	-14.63
Institutional	-11.22	-14.63
Service	-11.65	-14.63

November 30, 2007-August 31, 2008

Class IR	-11.10%	-13.27%
Class R	-11.36	-13.27

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/08	One Year	Five Years	Ten Years	Since Inception		Inception Date

Class A	-17.26%	8.70%	1.43%	7.41%		2/5/93
Class B	-17.49	8.76	1.25	4.89		5/1/96
Class C	-14.01	9.11	1.24	1.65		8/15/97
Institutional	-12.12	10.38	2.44	5.98		6/3/96
Service	-12.57	9.83	1.91	7.73	[4]	2/5/93
Class IR	N/A	N/A	N/A	-8.17		11/30/07
Class R	N/A	N/A	N/A	-8.37		11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns (or cumulative total returns if period is less than one year) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
[4]	Performance data for Service Shares prior to March 6, 1996 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Growth and Income Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Services Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.17%	1.17%
Class B	1.92	1.92
Class C	1.92	1.92
Institutional	0.77	0.77
Service	1.27	1.27
Class IR	0.92	0.92
Class R	1.42	1.42

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/086

Holding	% of Net Assets	Line of Business

Devon Energy Corp.	4.5%	Oil, Gas & Consumable Fuels
Sprint Nextel Corp.	3.6	Wireless Telecommunications Services
Johnson & Johnson	3.6	Pharmaceuticals
Unilever NV	3.5	Food Products
Time Warner, Inc.	3.1	Media
AT&T, Inc.	2.9	Diversified Telecommunication Services
Entergy Corp.	2.9	Electric Utilities
JPMorgan Chase & Co.	2.8	Diversified Financial Services
Hess Corp.	2.7	Oil, Gas & Consumable Fuels
General Electric Co.	2.7	Industrial Conglomerates

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 8/31/087

Percentage of Investment Portfolio

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 9.5% of the Fund’s net assets at 8/31/08.

GOLDMAN SACHS GROWTH AND INCOME FUND

Performance Summary
August 31, 2008

The following graph shows the value, as of August 31, 2008, of a $10,000 investment made on September 1, 1998 in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Growth and Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 1998 through August 31, 2008.

Average Annual Total Return through August 31, 2008	One Year	Five Years	Ten Years	Since Inception

Class A (commenced February 5, 1993)
Excluding sales charges	–11.57%	8.85%	3.95%	7.49%
Including sales charges	–16.43%	7.62%	3.36%	7.10%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	–12.26%	8.04%	3.17%	4.53%
Including contingent deferred sales charges	–16.63%	7.67%	3.17%	4.53%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	–12.24%	8.04%	3.17%	1.31%
Including contingent deferred sales charges	–13.11%	8.04%	3.17%	1.31%

Institutional Class (commenced June 3, 1996)	–11.22%	9.28%	4.38%	5.61%

Service Class (commenced March 6, 1996)	–11.65%	8.74%	3.85%	5.22%

Class IR (commenced November 30, 2007)	n/a	n/a	n/a	–11.10%	*

Class R (commenced November 30, 2007)	n/a	n/a	n/a	–11.36%	*

*	Total Returns for periods less than one year represents cumulative total return.

PORTFOLIO RESULTS

Large Cap Value Fund

Dear Shareholder,

This report provides an overview of the performance of the Goldman Sachs Large Cap Value Fund (the “Fund”) during the one-year reporting period that ended August 31, 2008.

Please note that this reporting period precedes the high degree of market volatility and disruption recently experienced by global financial markets. In the upcoming report for the period ended February 28, 2009, we expect to more completely address the issues — as well as any potential investment opportunities — stemming from turmoil in the credit markets that began in mid-2007.

Our portfolio management team has managed assets through multiple market cycles and changing risk environments. We remain focused on the Fund’s investment philosophy, investment process and objective.

Performance Review

Over the 12-month period that ended August 31, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of -10.55%, -11.24%, -11.26%, -10.19% and -10.65%, respectively. These returns compare to the -14.63% average annual total return of the Fund’s benchmark, the Russell 1000 Value Index (the “Index”) (with dividends reinvested), over the same time period. From their inception on November 30, 2007 through August 31, 2008, the Fund’s Class IR and R Shares generated cumulative total returns of -10.10% and -10.29%, respectively. Over the same period, the Index returned -13.27%.

While the Fund experienced weakness along with the overall stock market, it outperformed its benchmark over the one-year reporting period. During that time, stock selection was strong in the Energy, Financial and Healthcare sectors, whereas Consumer Staple, Insurance and Consumer Cyclical sectors detracted from performance.

As fundamental stock pickers, we view the current environment of high stock volatility and performance dispersion as favorable. As the gap between winners and losers continues to widen, we seek to capitalize on opportunities by developing a differentiated point of view based on extensive financial modeling, industry analysis and valuation work. We look for companies with high potential and low investor expectations. Our ideal candidates are often neglected quality companies with multiple paths to success. We look for early signs of positive internal change, such as reductions in cost structures, divestitures of assets or improved free cash flow generation. We also believe management quality is a key factor in today’s environment of low transparency and high uncertainty.

Despite industry-wide weakness, we managed to find positive returns at the stock level. Our Energy investments, such as Devon Energy Corp. and Hess Corp., performed well as production, capital allocation and reserve trends continued to improve. Our limited exposure to large banks and brokers and our positioning in defensive healthcare companies, including Baxter International, Inc. also contributed positively to relative performance.

Several key holdings experienced a challenging period. In the Consumer Staple sector, shares of Newell Rubbermaid, Inc. declined in response to margin concerns. We believe the company still represents long-term value as the risk reward trade-off appears attractive. Sprint Nextel Corp. was also among the detractors from performance during the reporting period. However, we believe the company’s fundamentals have improved due to a recent joint venture to share spending cost, as well as better customer turnover rates and phone offerings.

PORTFOLIO RESULTS

Portfolio Composition

We took advantage of market volatility by investing in several new positions during the reporting period. One of our larger purchases was EOG Resources, Inc. We think the company is competitively positioned as exploration and production costs escalate in the Energy sector. We also initiated a position in Comcast Corp. We believe the company is trading at historical lows from a valuation perspective and think that it will benefit from strengthening fundamentals driven by improvements at the company level. We sold out of our position in U.S. Steel, taking profits on strength.

Portfolio Highlights

During the reporting period, there were a number of holdings that impacted performance, including the following:

■	Sprint Nextel Corp. — Sprint was among our largest detractors to performance during the reporting period. Despite experiencing weakness during the reporting period, we continue to believe the new management should steer the company in a positive direction with improved branding, execution and profitability initiatives.

■	SUPERVALU INC. — SUPERVALU experienced lower profit margins due to a rise in food and energy costs, high inflation, and a decline in consumer spending. We remain positive on SUPERVALU going forward as we see necessary cost cutting actions being implemented by the company to stay competitive in the market.

■	Time Warner, Inc. — Time Warner was among the Fund’s positive contributors to performance as it benefited from increased revenue in its core businesses.

Outlook

Our cautious view on the market remains largely intact, as we continue to see weakness in credit related sectors. We believe that inflationary pressures, driven by continued high commodity prices, could weigh on the equity markets. We also think the degree of market volatility will likely persist, creating inefficiencies and contributing to uncertainty among investors. We believe the current market presents a fertile environment for stock pickers as stock level differentiation could be more pronounced. We believe that our fundamental research, valuation analytics and monitoring of signs of change is well suited to extract profit in an uncertain environment.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Value Investment Team

New York, September 18, 2008

FUND BASICS

Large Cap Value Fund
as of August 31, 2008

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2007-August 31, 2008	(based on NAV)[1]	Value Index[2]

Class A	-10.55%	-14.63%
Class B	-11.24	-14.63
Class C	-11.26	-14.63
Institutional	-10.19	-14.63
Service	-10.65	-14.63

November 30, 2007-August 31, 2008

Class IR	-10.10%	-13.27%
Class R	-10.29	-13.27

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/08	One Year	Five Years	Since Inception	Inception Date

Class A	-14.98%	9.38%	5.27%	12/15/99
Class B	-15.16	9.47	5.17	12/15/99
Class C	-11.62	9.81	5.16	12/15/99
Institutional	-9.69	11.07	6.37	12/15/99
Service	-10.20	10.52	5.90	12/15/99
Class IR	N/A	N/A	-6.38	11/30/07
Class R	N/A	N/A	-6.57	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns (or cumulative total returns if period is less than one year) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.19%	1.19%
Class B	1.94	1.94
Class C	1.94	1.94
Institutional	0.79	0.79
Service	1.29	1.29
Class IR	0.94	0.94
Class R	1.44	1.44

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/085

Holding	% of Net Assets	Line of Business

Sprint Nextel Corp.	4.4%	Wireless Telecommunication Services
Unilever NV	3.8	Food Products
Devon Energy Corp.	3.6	Oil, Gas & Consumable Fuels
Entergy Corp.	3.3	Electric Utilities
Time Warner, Inc.	3.2	Media
Hewlett-Packard Co.	3.0	Computers & Peripherals
JPMorgan Chase & Co.	2.8	Diversified Financial Services
Hess Corp.	2.8	Oil, Gas & Consumable Fuels
Johnson & Johnson	2.6	Pharmaceuticals
Philip Morris International, Inc.	2.6	Tobacco

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 8/31/086

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 8.6% of the Fund’s net assets at 8/31/08.

GOLDMAN SACHS LARGE CAP VALUE FUND

Performance Summary
August 31, 2008

The following graph shows the value, as of August 31, 2008, of a $10,000 investment made on December 15, 1999 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares may vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Large Cap Value Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from December 15, 1999 through August 31, 2008.

Average Annual Total Return through August 31, 2008	One Year	Five Years	Since Inception

Class A (commenced December 15, 1999)
Excluding sales charges	–10.55%	9.41%	5.36%
Including sales charges	–15.46%	8.19%	4.68%

Class B (commenced December 15, 1999)
Excluding contingent deferred sales charges	–11.24%	8.59%	4.56%
Including contingent deferred sales charges	–15.67%	8.23%	4.56%

Class C (commenced December 15, 1999)
Excluding contingent deferred sales charges	–11.26%	8.58%	4.56%
Including contingent deferred sales charges	–12.14%	8.58%	4.56%

Institutional Class (commenced December 15, 1999)	–10.19%	9.83%	5.76%

Service Class (commenced December 15, 1999)	–10.65%	9.29%	5.29%

Class IR (commenced November 30, 2007)	n/a	n/a	–10.10%	*

Class R (commenced November 30, 2007)	n/a	n/a	–10.29%	*

*	Total Returns for periods less than one year represents cumulative total return.

PORTFOLIO RESULTS

Mid Cap Value Fund

Dear Shareholder,

This report provides an overview of the performance of the Goldman Sachs Mid Cap Value Fund (the “Fund”) during the one-year reporting period that ended August 31, 2008.

Please note that this reporting period precedes the high degree of market volatility and disruption recently experienced by global financial markets. In the upcoming report for the period ended February 28, 2009, we expect to more completely address the issues — as well as any potential investment opportunities — stemming from turmoil in the credit markets that began in mid-2007.

Our portfolio management team has managed assets through multiple market cycles and changing risk environments. We remain focused on the Fund’s investment philosophy, investment process and objective.

Performance Review

Over the 12-month period that ended August 31, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of -6.50%, -7.20%, -7.22%, -6.11% and -6.59%, respectively. These returns compare to the -10.42% average annual total return of the Fund’s benchmark, the Russell Midcap Value Index (the “Index”) (with dividends reinvested), over the same time period. From their inception on November 30, 2007 through August 31, 2008, the Fund’s Class IR Shares generated cumulative total returns of -5.12%. Over the same period, the Index returned -8.08%.

While the Fund experienced weakness along with the overall stock market, it outperformed its benchmark over the one-year reporting period. The Fund had positive contributions to performance in Energy, Financials and Services, while its Consumer Staples, Basic Materials and Industrials were among the negative contributors to performance.

As fundamental stock pickers, we view the current environment of high stock volatility and performance dispersion as favorable. As the gap between winners and losers continues to widen, we seek to capitalize on opportunities by developing a differentiated point of view based on extensive financial modeling, industry analysis and valuation work. We look for companies with high potential and low investor expectations. Our ideal candidates are often neglected quality companies with multiple paths to success. We look for early signs of positive internal change, such as reductions in cost structures, divestitures of assets or improved free cash flow generation. We also believe management quality is a key factor in today’s environment of low transparency and high uncertainty.

Successful stock selection rather than sector positioning led to positive relative performance during the reporting period. Acquisition activity also bolstered returns in the Fund as W-H Energy Services, Inc. and Allied Waste Industries, Inc. both benefited from corporate buyers. Our defensive positioning in the Financial sector also led to positive stock selection. Elsewhere, video game publisher Activision Blizzard, Inc. was a positive contributor to relative performance as it benefited from strong sales in several of its key products.

PORTFOLIO RESULTS

A combination of rising cost trends and uncertain demand dampened the Fund’s performance in the Consumer Staple and Industrial sectors. In the Consumer Staple sector, shares of Newell Rubbermaid, Inc. declined in response to margin concerns. We believe the company still represents long-term value as the risk reward trade-off appears attractive. SUPERVALU INC. experienced lower profit margins due to a rise in food and energy costs, high inflation, and a decline in consumer spending. We remain positive on SUPERVALU going forward as we see necessary cost cutting actions being implemented by the company to stay competitive in the market.

Portfolio Composition

We have taken advantage of market volatility by investing in several new positions during the reporting period. One of our larger repurchases was EOG Resources, Inc. We think the company is competitively positioned as exploration and production costs escalate in the Energy sector. We sold our position in Oil State International due to its valuation.

Portfolio Highlights

During the reporting period, there were a number of holdings that impacted performance, including the following:

■	Cablevision Systems Corp. — Cablevision Systems, a telecommunications, media and entertainment company, was a positive contributor to performance. Its share price rose after management engaged in discussions with its largest shareholders on options to unlock value. The company also announced that it would pay a regular dividend for the first time in its history.

■	Fortune Brands, Inc. — Shares of Fortune Brands traded down and was a detractor from performance after the company experienced weakness, driven by lower consumer spending.

■	Entergy Corp. — Entergy Corp. was also among the Fund’s positive contributors to performance. Because of its unregulated, low-variable cost nuclear portfolio, we believe it can benefit from higher power prices and tightening reserves.

Outlook

Our cautious view on the market remains largely intact, as we continue to see weakness in credit related sectors. We believe that inflationary pressures, driven by continued high commodity prices, could weigh on the equity markets. We also think the degree of market volatility will likely persist, creating inefficiencies and contributing to uncertainty among investors. We believe the current market presents a fertile environment for stock pickers as stock level differentiation could be more pronounced. We believe that our fundamental research, valuation analytics and monitoring of signs of change is well suited to extract profit in an uncertain environment.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Value Investment Team

New York, September 18, 2008

FUND BASICS

Mid Cap Value Fund
as of August 31, 2008

PERFORMANCE REVIEW

September 1, 2007-August 31, 2008	Fund Total Return (based on NAV)[1]	Russell Midcap Value Index[2]

Class A	-6.50%	-10.42%
Class B	-7.20	-10.42
Class C	-7.22	-10.42
Institutional	-6.11	-10.42
Service	-6.59	-10.42

November 30, 2007-August 31, 2008

Class IR	-5.12	-8.08

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell Midcap Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/08	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-14.52%	12.49%	9.03%	9.16%	8/15/97
Class B	-14.74	12.59	8.82	8.94	8/15/97
Class C	-11.17	12.92	8.81	8.94	8/15/97
Institutional	-9.22	14.23	10.07	13.03	8/1/95
Service	-9.65	13.69	9.55	9.85	7/18/97
Class IR	N/A	N/A	N/A	-2.53	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns (or cumulative total returns if period is less than one year) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.16%	1.16%
Class B	1.91	1.91
Class C	1.91	1.91
Institutional	0.76	0.76
Service	1.26	1.26
Class IR	0.91	0.91

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/085

Holding	% of Net Assets	Line of Business

PPL Corp.	2.5%	Electric Utilities
Amphenol Corp.	2.1	Electronic Equipment, Instruments & Components
Entergy Corp.	2.0	Electric Utilities
CommScope, Inc.	2.0	Communications Equipment
Cablevision Systems Corp.	2.0	Media
Iron Mountain, Inc.	1.9	IT Services
Fortune Brands, Inc.	1.7	Household Durables
Newfield Exploration Co.	1.7	Oil, Gas & Consumable Fuels
Whiting Petroleum Corp.	1.7	Oil, Gas & Consumable Fuels
DPL, Inc.	1.6	Electric Utilities

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 8/31/086

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 16.6% of the Fund’s net assets at 8/31/08.

GOLDMAN SACHS MID CAP VALUE FUND

Performance Summary
August 31, 2008

The following graph shows the value, as of August 31, 2008, of a $10,000 investment made on September 1, 1998 in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service and Class IR Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 1998 through August 31, 2008.

Average Annual Total Return through August 31, 2008	One Year	Five Years	Ten Years	Since Inception

Class A (commenced August 15, 1997)
Excluding sales charges	–6.50%	12.26%	12.36%	9.30%
Including sales charges	–11.63%	11.00%	11.72%	8.74%

Class B (commenced August 15, 1997)
Excluding contingent deferred sales charges	–7.20%	11.43%	11.52%	8.51%
Including contingent deferred sales charges	–11.83%	11.08%	11.52%	8.51%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	–7.22%	11.43%	11.50%	8.51%
Including contingent deferred sales charges	–8.14%	11.43%	11.50%	8.51%

Institutional Class (commenced August 1, 1995)	–6.11%	12.71%	12.79%	12.62%

Service Class (commenced July 18, 1997)	–6.59%	12.18%	12.25%	9.42%

Class IR (commenced November 30, 2007)	n/a	n/a	n/a	–5.12%	*

*Total Returns for periods less than one year represents cumulative total return.

PORTFOLIO RESULTS

Small Cap Value Fund

Dear Shareholder,

This report provides an overview of the performance of the Goldman Sachs Small Cap Value Fund (the “Fund”) during the one-year reporting period that ended August 31, 2008.

Please note that this reporting period precedes the high degree of market volatility and disruption recently experienced by global financial markets. In the upcoming report for the period ended February 28, 2009, we expect to more completely address the issues — as well as any potential investment opportunities — stemming from turmoil in the credit markets that began in mid-2007.

Our portfolio management team has managed assets through multiple market cycles and changing risk environments. We remain focused on the Fund’s investment philosophy, investment process and objective.

Performance Review

Over the 12-month period that ended August 31, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of -5.66%, -6.36%, -6.36%, -5.30%, -5.74%, respectively. These returns compare to the -7.50% cumulative total return of the Fund’s benchmark, the Russell 2000 Value Index (the “Index”) (with dividends reinvested), over the same time period. From their inception on November 30, 2007 through August 31, 2008, the Fund’s Class IR and R Shares generated cumulative total returns of 0.20% and -0.11%, respectively. Over the same period, the Index returned -1.55%.

While the Fund experienced weakness along with the overall stock market, it outperformed its benchmark over the one-year reporting period. Stock selection was strong in REITs, Services, Technology and Financial sectors, while holdings in Industrials, Basic Materials and Energy sectors were negative contributors to performance.

As fundamental stock pickers, we view the current environment of high stock volatility and performance dispersion as favorable. As the gap between winners and losers continues to widen, we seek to capitalize on opportunities by developing a differentiated point of view based on extensive financial modeling, industry analysis and valuation work. We look for companies with high potential and low investor expectations. Our ideal candidates are often neglected quality companies with multiple paths to success. We look for early signs of positive internal change, such as reductions in cost structures, divestitures of assets or improved free cash flow generation. We also believe management quality is a key factor in today’s environment of low transparency and high uncertainty.

Our steady focus on quality in the Financial sector enabled the Fund to withstand industry-wide weakness. We have long favored banks with strong capital ratios, defensive regional exposure and diversified business lines. Elsewhere in the portfolio, we saw an acquisition of our largest investment, W-H Energy Services, Inc. Additionally, while overall stock selection in the Energy sector detracted from performance, improving prospects for companies with quality assets and well managed operations, such as Rex Energy, contributed positively to performance.

We saw weakness in stocks impacted by airline-related challenges, such as AirTran Holdings, Inc. Despite this weakness, we think the company should realize benefits from strong utilization rates of its modern fleet, as well as cost advantages throughout its operating structure. Stock selection in the Basic Materials sector detracted from performance. In particular, the Fund was hurt by its under exposure to certain fertilizer and steel companies, both of which benefited from soaring prices.

PORTFOLIO RESULTS

Portfolio Composition

During the reporting period, we increased our holdings in Anixter International, Inc. We think the company is led by skilled and experienced leadership that is focused on improving profitability trends. Positive change at the individual company level contributed to strong results at Range Resources Corp. Range Resources grew into a mid-cap company during the reporting period, prompting us to take profits in this strong performer.

Portfolio Highlights

During the reporting period, there were a number of holdings that impacted performance, including the following:

■	UAP Holding Corp. — The Fund continued to benefit from a favorable mix of acquisition activity. Agricultural distributor UAP Holding’s shares rose on news that it would be acquired by Agrium. We subsequently sold out of the position to capture profits.

■	Concho Resource, Inc. — Concho Resources was among the positive contributors to performance during the reporting period. The company benefited from rising oil and gas production. We exited the position as the stock approached our valuation target.

■	Wabash National Corp. — Wabash National detracted from performance as it experienced some company-specific challenges. However, the company did experience free cash flow improvements over the period. We continue to own Wabash National as we think it represents an attractive long term opportunity.

Outlook

Our cautious view on the market remains largely intact, as we continue to see weakness in credit related sectors. We believe that inflationary pressures, driven by continued high commodity prices, could weigh on the equity markets. We also think the degree of market volatility will likely persist, creating inefficiencies and contributing to uncertainty among investors. We believe the current market presents a fertile environment for stock pickers as stock level differentiation could be more pronounced. We believe that our fundamental research, valuation analytics and monitoring of signs of change is well suited to extract profit in an uncertain environment.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Value Investment Team

New York, September 18, 2008

FUND BASICS

Small Cap Value Fund
as of August 31, 2008

PERFORMANCE REVIEW

September 1, 2007-August 31, 2008	Fund Total Return (based on NAV)[1]	Russell 2000 Value Index[2]

Class A	-5.66%	-7.50%
Class B	-6.36	-7.50
Class C	-6.36	-7.50
Institutional	-5.30	-7.50
Service	-5.74	-7.50

November 30, 2007-August 31, 2008

Class IR	0.20%	-1.55%
Class R	-0.11	-1.55

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/08	One Year	Five Years	Ten Years	Since Inception		Inception Date

Class A	-20.94%	8.22%	6.66%	10.15%		10/22/92
Class B	-21.13	8.19	6.44	8.50		5/1/96
Class C	-17.79	8.63	6.44	7.32		8/15/97
Institutional	-16.02	9.88	7.68	8.57		8/15/97
Service	-16.46	9.33	7.14	10.46	[4]	10/22/92
Class IR	N/A	N/A	N/A	-7.59		11/30/07
Class R	N/A	N/A	N/A	-7.84		11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns (or cumulative total returns if period is less than one year) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
[4]	Performance data for Service Shares prior to August 15, 1997 (commencement of operations) is that of the Class A Shares (excluding the impact of the front-end sales charge applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Small Cap Value Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.47%	1.47%
Class B	2.22	2.22
Class C	2.22	2.22
Institutional	1.07	1.07
Service	1.57	1.57
Class IR	1.22	1.22
Class R	1.72	1.72

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/086

Holding	% of Net Assets	Line of Business

El Paso Electric Co.	1.8%	Electric Utilities
Anixter International, Inc.	1.4	Electronic Equipment, Instruments & Components
Applied Industrial Technologies, Inc.	1.3	Trading Companies & Distributors
ProAssurance Corp.	1.3	Insurance
Minerals Technologies, Inc.	1.3	Chemicals
Petroleum Development Corp.	1.3	Oil, Gas & Consumable Fuels
Kaiser Aluminum Corp.	1.3	Metals & Mining
Comfort Systems USA, Inc.	1.2	Commercial Services & Supplies
H.B. Fuller Co.	1.2	Chemicals
Digital Realty Trust, Inc.	1.2	Real Estate Investment Trusts

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 8/31/087

Percentage of Investment Portfolio

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 17.1% of the Fund’s net assets at 8/31/08.

GOLDMAN SACHS SMALL CAP VALUE FUND

Performance Summary
August 31, 2008

The following graph shows the value, as of August 31, 2008, of a $10,000 investment made on September 1, 1998 in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Small Cap Value Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 1998 through August 31, 2008.

Average Annual Total Return through August 31, 2008	One Year	Five Years	Ten Years	Since Inception

Class A (commenced October 22, 1992)
Excluding sales charges	–5.66%	9.63%	12.04%	10.99%
Including sales charges	–10.83%	8.40%	11.41%	10.60%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	–6.36%	8.82%	11.19%	9.08%
Including contingent deferred sales charges	–11.03%	8.38%	11.19%	9.08%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	–6.36%	8.82%	11.18%	7.98%
Including contingent deferred sales charges	–7.30%	8.82%	11.18%	7.98%

Institutional Class (commenced August 15, 1997)	–5.30%	10.07%	12.47%	9.23%

Service Class (commenced August 15, 1997)	–5.74%	9.52%	11.91%	8.70%

Class IR (commenced November 30, 2007)	n/a	n/a	n/a	0.20%	*

Class R (commenced November 30, 2007)	n/a	n/a	n/a	–0.11%	*

*	Total Returns for periods less than one year represents cumulative total return.

GOLDMAN SACHS GROWTH AND INCOME FUND

Schedule of Investments
August 31, 2008

Shares	Description	Value

Common Stocks – 94.4%

Aerospace & Defense – 1.8%
230,500	The Boeing Co.	$15,111,580
164,688	United Technologies Corp.	10,801,886

		25,913,466

Air Freight & Logistics – 0.8%
177,700	United Parcel Service, Inc. Class B(a)	11,394,124

Auto Components – 0.5%
227,705	Johnson Controls, Inc.	7,040,639

Beverages – 0.6%
171,392	The Coca-Cola Co.(a)	8,924,381

Biotechnology – 1.9%
442,100	Amgen, Inc.*	27,785,985

Capital Markets – 3.6%
600,012	AllianceBernstein Holding LP	32,538,651
420,819	Merrill Lynch & Co., Inc.(a)	11,930,218
197,760	Morgan Stanley & Co.(a)	8,074,541

		52,543,410

Chemicals – 1.6%
535,800	E.I. du Pont de Nemours & Co.(a)	23,810,952

Commercial Banks – 1.6%
265,667	Comerica, Inc.(a)	7,462,586
89	HSBC Holdings PLC ADR	7,005
180,994	SunTrust Banks, Inc.(a)	7,581,839
966,117	Synovus Financial Corp.(a)	8,888,276

		23,939,706

Commercial Services & Supplies – 1.4%
585,070	Waste Management, Inc.	20,582,763

Computers & Peripherals – 2.5%
621,034	Hewlett-Packard Co.	29,138,915
64,870	International Business Machines Corp.	7,896,625

		37,035,540

Diversified Consumer Services – 0.7%
416,786	H&R Block, Inc.	10,644,714

Diversified Financial Services – 6.3%
915,920	Bank of America Corp.	28,521,749
1,256,089	Citigroup, Inc.	23,853,130
1,066,113	JPMorgan Chase & Co.	41,034,689

		93,409,568

Diversified Telecommunication Services – 4.0%
1,319,728	AT&T, Inc.	42,218,099
347,708	Embarq Corp.	16,397,909

		58,616,008

Electric Utilities – 7.1%
75,018	American Electric Power Co., Inc.	2,928,703
141,361	Edison International	6,491,297

406,716	Entergy Corp.	42,050,367
366,397	FirstEnergy Corp.	26,615,078
596,885	PPL Corp.	26,125,657

		104,211,102

Energy Equipment & Services – 2.0%
176,800	National-Oilwell Varco, Inc.*	13,035,464
171,700	Schlumberger Ltd.	16,177,574

		29,213,038

Food & Staples Retailing – 2.3%
231,515	SUPERVALU INC.	5,368,833
484,454	Wal-Mart Stores, Inc.(a)	28,616,698

		33,985,531

Food Products – 4.4%
562,085	ConAgra Foods, Inc.	11,955,548
1,886,282	Unilever NV	52,061,383

		64,016,931

Gas Utilities – 0.9%
276,449	Equitable Resources, Inc.	13,797,570

Health Care Equipment & Supplies – 3.2%
535,107	Baxter International, Inc.	36,258,850
157,600	Zimmer Holdings, Inc.*	11,408,664

		47,667,514

Household Durables – 1.1%
905,624	Newell Rubbermaid, Inc.	16,391,794

Household Products – 0.4%
93,846	The Clorox Co.	5,546,299

Industrial Conglomerates – 2.7%
1,390,986	General Electric Co.	39,086,707

Insurance – 4.8%
20,789	Everest Re Group Ltd.	1,707,401
156,919	PartnerRe Ltd.(a)	10,813,288
350,558	The Allstate Corp.(a)	15,820,682
293,414	The Hartford Financial Services Group, Inc.	18,508,555
541,124	The Travelers Cos., Inc.	23,896,036

		70,745,962

IT Services – 0.5%
104,539	Visa, Inc.(a)	7,934,510

Leisure Equipment & Products – 0.5%
371,852	Mattel, Inc.	7,187,899

Media – 4.2%
735,600	Comcast Corp.(a)	15,580,008
2,828,462	Time Warner, Inc.	46,301,923

		61,881,931

Multi-Utilities – 0.9%
303,668	PG&E Corp.(a)	12,550,598

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Schedule of Investments (continued)
August 31, 2008

Shares	Description	Value

Common Stocks – (continued)

Multiline Retail – 0.7%
92,950	J.C. Penney Co., Inc.(a)	$3,622,261
136,500	Target Corp.	7,237,230

		10,859,491

Oil, Gas & Consumable Fuels – 14.9%
646,201	Devon Energy Corp.	65,944,812
178,915	EOG Resources, Inc.	18,682,304
323,067	Exxon Mobil Corp.	25,848,591
385,745	Hess Corp.	40,391,359
302,800	Marathon Oil Corp.	13,647,196
390,066	Occidental Petroleum Corp.	30,955,638
764,746	The Williams Cos., Inc.	23,623,004

		219,092,904

Pharmaceuticals – 6.7%
314,807	Abbott Laboratories	18,079,366
756,199	Johnson & Johnson(a)	53,259,096
550,432	Pfizer, Inc.(a)	10,518,756
403,716	Wyeth	17,472,828

		99,330,046

Real Estate Investment Trusts – 3.3%
800,500	Annaly Capital Management, Inc.	11,975,480
319,065	Apartment Investment & Management Co.	11,307,664
151,305	Camden Property Trust	7,385,197
1,096,557	DCT Industrial Trust, Inc.(a)	8,180,315
380,947	Realty Income Corp.(a)	9,782,719

		48,631,375

Tobacco – 2.9%
569,141	Altria Group, Inc.	11,969,035
569,141	Philip Morris International, Inc.	30,562,872

		42,531,907

Wireless Telecommunication Services – 3.6%
6,146,473	Sprint Nextel Corp.	53,597,245

TOTAL COMMON STOCKS
(Cost $1,502,920,012)		$1,389,901,610

	Dividend	Maturity
Shares	Rate	Date	Value

Preferred Stock(b)(c) – 1.0%

Diversified Financial Services – 1.0%

JPMorgan Chase & Co.
16,878,000	7.900%	04/29/49	$15,333,663
(Cost $16,336,713)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(d) – 4.6%

Joint Repurchase Agreement Account II
$68,100,000	2.134%	09/02/08	$68,100,000

Maturity Value: $68,116,147
(Cost $68,100,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,587,356,725)			$1,473,335,273

	Interest
Shares	Rate	Value

Securities Lending Collateral(b) – 9.5%

Boston Global Investment Trust – Enhanced Portfolio
139,659,150	2.393%	$139,659,150
(Cost $139,659,150)

TOTAL INVESTMENTS – 109.5%
(Cost $1,727,015,875)		$1,612,994,423

LIABILITIES IN EXCESS OF OTHER ASSETS – (9.5)%		(140,255,852)

NET ASSETS – 100.0%		$1,472,738,571

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2008.

(c)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Joint repurchase agreement was entered into on August 29, 2008. Additional information appears on page 38.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments
August 31, 2008

Shares	Description	Value

Common Stocks – 94.8%

Aerospace & Defense – 2.1%
578,518	The Boeing Co.	$37,927,640
323,258	United Technologies Corp.	21,202,492

		59,130,132

Air Freight & Logistics – 0.8%
351,901	United Parcel Service, Inc. Class B(a)	22,563,892

Auto Components – 0.8%
709,258	Johnson Controls, Inc.	21,930,257

Biotechnology – 3.0%
871,569	Amgen, Inc.*(a)	54,778,112
327,350	Genentech, Inc.*	32,325,812

		87,103,924

Capital Markets – 4.2%
1,304,156	Invesco Ltd.	33,425,518
1,036,609	Merrill Lynch & Co., Inc.(a)	29,387,865
347,809	Morgan Stanley & Co.(a)	14,201,041
406,459	State Street Corp.	27,505,081
838,834	TD Ameritrade Holding Corp.*	17,137,379

		121,656,884

Chemicals – 1.5%
150,036	Air Products & Chemicals, Inc.	13,780,807
638,332	E.I. du Pont de Nemours & Co.	28,367,474

		42,148,281

Commercial Banks – 1.2%
259,152	M&T Bank Corp.(a)	18,487,904
349,453	SunTrust Banks, Inc.	14,638,586

		33,126,490

Commercial Services & Supplies – 1.4%
1,167,761	Waste Management, Inc.	41,081,832

Computers & Peripherals – 4.1%
1,814,065	Hewlett-Packard Co.	85,115,930
259,152	International Business Machines Corp.	31,546,573

		116,662,503

Consumer Finance – 1.7%
3,004,911	SLM Corp.*	49,611,081

Diversified Financial Services – 5.9%
1,208,467	Bank of America Corp.(a)	37,631,663
2,588,794	Citigroup, Inc.	49,161,198
2,103,225	JPMorgan Chase & Co.(a)	80,953,130

		167,745,991

Diversified Telecommunication Services – 1.3%
1,159,365	AT&T, Inc.	37,088,086

Electric Utilities – 5.4%
912,488	Entergy Corp.	94,342,134
811,829	FirstEnergy Corp.	58,971,259

		153,313,393

Energy Equipment & Services – 2.6%
450,106	National-Oilwell Varco, Inc.*	33,186,316
1,087,842	Weatherford International Ltd.*	41,968,944

		75,155,260

Food & Staples Retailing – 2.9%
1,254,842	SUPERVALU INC.	29,099,786
909,855	Wal-Mart Stores, Inc.(a)	53,745,135

		82,844,921

Food Products – 3.8%
3,900,922	Unilever NV	107,665,447

Health Care Equipment & Supplies – 3.3%
1,051,612	Baxter International, Inc.	71,257,229
308,255	Zimmer Holdings, Inc.*	22,314,580

		93,571,809

Health Care Providers & Services – 2.8%
585,109	Laboratory Corp. of America Holdings*	42,800,723
688,800	WellPoint, Inc.*	36,361,752

		79,162,475

Hotels, Restaurants & Leisure – 0.2%
174,586	Carnival Corp.	6,470,157

Household Durables – 1.1%
1,766,326	Newell Rubbermaid, Inc.	31,970,501

Industrial Conglomerates – 2.1%
2,195,974	General Electric Co.	61,706,869

Insurance – 6.9%
1,290,305	American International Group, Inc.(a)	27,728,654
503,301	Everest Re Group Ltd.	41,336,111
380,545	PartnerRe Ltd.	26,223,356
511,485	Prudential Financial, Inc.	37,701,559
456,926	The Hartford Financial Services Group, Inc.(a)	28,822,892
808,828	The Travelers Cos., Inc.	35,717,845

		197,530,417

IT Services – 1.0%
381,909	Visa, Inc.(a)	28,986,893

Media – 5.2%
1,730,744	Comcast Corp.(a)	36,657,158
5,544,492	Time Warner, Inc.(a)	90,763,334
692,891	Viacom, Inc. Class B*	20,426,427

		147,846,919

Multi-Utilities – 0.9%
593,322	PG&E Corp.	24,521,998

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments (continued)
August 31, 2008

Shares	Description	Value

Common Stocks – (continued)

Multiline Retail – 0.7%
174,619	J.C. Penney Co., Inc.(a)	$6,804,902
267,336	Target Corp.(a)	14,174,155

		20,979,057

Oil, Gas & Consumable Fuels – 14.5%
1,001,054	Devon Energy Corp.	102,157,561
629,771	EOG Resources, Inc.(a)	65,760,688
759,725	Hess Corp.	79,550,805
594,686	Marathon Oil Corp.	26,802,498
769,273	Occidental Petroleum Corp.	61,049,505
827,043	Range Resources Corp.	38,391,336
1,372,310	The Williams Cos., Inc.	42,390,656

		416,103,049

Pharmaceuticals – 5.6%
634,005	Abbott Laboratories	36,410,907
1,072,072	Johnson & Johnson	75,506,031
1,097,986	Wyeth	47,520,834

		159,437,772

Real Estate Investment Trust – 0.8%
1,579,464	Annaly Capital Management, Inc.	23,628,781

Tobacco – 2.6%
1,370,778	Philip Morris International, Inc.	73,610,779

Wireless Telecommunication Services – 4.4%
14,573,282	Sprint Nextel Corp.(a)	127,079,019

TOTAL COMMON STOCKS
(Cost $2,855,204,050)		$2,711,434,869

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(b) – 5.2%

Joint Repurchase Agreement Account II
$149,100,000	2.134%	09/02/08	$149,100,000
Maturity Value: $149,135,353
(Cost $149,100,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $3,004,304,050)			$2,860,534,869

	Interest
Shares	Rate	Value

Securities Lending Collateral(c) – 8.6%

Boston Global Investment Trust – Enhanced Portfolio
245,721,875	2.393%	$245,721,875
(Cost $245,721,875)

TOTAL INVESTMENTS – 108.6%
(Cost $3,250,025,925)		$3,106,256,744

LIABILITIES IN EXCESS OF OTHER ASSETS – (8.6)%		(245,688,434)

NET ASSETS – 100.0%		$2,860,568,310

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 29, 2008. Additional information appears on page 38.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments
August 31, 2008

Shares	Description	Value

Common Stocks – 96.4%

Aerospace & Defense – 0.8%
334,328	Alliant Techsystems, Inc.*(a)	$35,181,335
354,188	Rockwell Collins, Inc.	18,626,747

		53,808,082

Air Freight & Logistics – 0.6%
459,105	FedEx Corp.(a)	38,023,076

Auto Components – 1.5%
933,187	BorgWarner, Inc.	38,587,283
1,828,126	Johnson Controls, Inc.(a)	56,525,656
544,084	Tenneco, Inc.*(a)	7,949,067

		103,062,006

Beverages – 0.3%
1,195,389	Coca-Cola Enterprises, Inc.(a)	20,405,290

Building Products – 0.2%
304,690	Lennox International, Inc.(a)	11,273,530

Capital Markets – 3.8%
3,011,498	Invesco Ltd.(a)	77,184,694
496,923	Lazard Ltd.	21,064,566
1,761,736	Legg Mason, Inc.(a)	78,450,104
975,846	Northern Trust Corp.	78,448,260

		255,147,624

Chemicals – 2.4%
2,653,004	Albemarle Corp.(a)	105,430,379
1,359,711	Celanese Corp.	52,430,456

		157,860,835

Commercial Banks – 2.7%
1,253,094	Commerce Bancshares, Inc.(a)	56,389,230
1,927,221	Huntington Bancshares, Inc.(a)	14,107,258
734,933	M&T Bank Corp.(a)	52,430,120
3,957,834	Synovus Financial Corp.(a)	36,412,073
932,304	Webster Financial Corp.(a)	19,876,721

		179,215,402

Commercial Services & Supplies – 3.5%
7,808,305	Allied Waste Industries, Inc.*	104,943,619
4,389,438	Iron Mountain, Inc.*(a)	126,898,653

		231,842,272

Communications Equipment – 2.0%
2,728,980	CommScope, Inc.*(a)	133,638,151

Computers & Peripherals – 1.1%
4,747,847	Seagate Technology(a)	70,790,399

Consumer Finance – 0.7%
2,726,023	SLM Corp.*(a)	45,006,640

Containers & Packaging – 1.1%
1,572,863	Owens-Illinois, Inc.*	70,149,690
168,197	Packaging Corp. of America	4,331,072

		74,480,762

Diversified Consumer Services – 1.4%
3,722,888	H&R Block, Inc.	95,082,559

Diversified Financial Services – 0.3%
2,254,712	CIT Group, Inc.(a)	23,246,081

Diversified Telecommunication Services – 1.3%
1,876,601	Embarq Corp.	88,500,503

Electric Utilities – 10.1%
1,557,117	American Electric Power Co., Inc.	60,789,848
4,382,500	DPL, Inc.(a)	108,773,650
2,235,371	Edison International(a)	102,648,236
1,316,599	Entergy Corp.(a)	136,123,171
1,435,800	FirstEnergy Corp.(a)	104,296,512
3,766,220	PPL Corp.(a)	164,847,449

		677,478,866

Electrical Equipment – 1.2%
776,624	Cooper Industries Ltd.(a)	36,998,367
945,275	General Cable Corp.*(a)	46,526,436

		83,524,803

Electronic Equipment, Instruments & Components – 2.1%
2,893,498	Amphenol Corp.(a)	137,499,025

Energy Equipment & Services – 1.7%
1,282,111	Dril-Quip, Inc.*	70,528,926
653,023	Smith International, Inc.(a)	45,515,703

		116,044,629

Food & Staples Retailing – 1.7%
1,446,620	Safeway, Inc.(a)	38,103,971
3,341,344	SUPERVALU INC.(a)	77,485,767

		115,589,738

Food Products – 2.1%
1,017,310	Campbell Soup Co.	37,447,181
3,167,810	ConAgra Foods, Inc.(a)	67,379,319
537,682	General Mills, Inc.	35,583,795

		140,410,295

Gas Utilities – 1.1%
1,456,828	Equitable Resources, Inc.	72,710,285

Health Care Equipment & Supplies – 1.4%
783,055	Edwards Lifesciences Corp.*(a)	46,364,686
1,319,811	Kinetic Concepts, Inc.*(a)	46,404,555

		92,769,241

Health Care Providers & Services – 1.8%
335,273	Coventry Health Care, Inc.*(a)	11,741,260
342,635	Health Net, Inc.*	9,473,858
1,402,591	Laboratory Corp. of America Holdings*(a)	102,599,532

		123,814,650

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments (continued)
August 31, 2008

Shares	Description	Value

Common Stocks – (continued)

Health Care Technology – 0.8%
2,538,166	IMS Health, Inc.	$56,398,048

Hotels, Restaurants & Leisure – 0.3%
485,394	Carnival Corp.(a)	17,988,702

Household Durables – 3.7%
1,978,055	Fortune Brands, Inc.(a)	116,349,195
565,834	M.D.C. Holdings, Inc.	23,453,819
4,135,763	Newell Rubbermaid, Inc.	74,857,311
55,756	NVR, Inc.*(a)	33,327,034

		247,987,359

Household Products – 1.9%
221,731	Energizer Holdings, Inc.*	18,833,831
1,838,071	The Clorox Co.	108,629,996

		127,463,827

Independent Power Producers & Energy Traders – 0.3%
268,136	Constellation Energy Group, Inc.	17,887,353

Insurance – 11.0%
811,577	Assurant, Inc.	47,420,444
985,330	Everest Re Group Ltd.(a)	80,925,153
3,336,204	Genworth Financial, Inc.(a)	53,546,074
1,134,097	Lincoln National Corp.	57,566,764
139,029	Marsh & McLennan Cos., Inc.	4,439,196
798,123	PartnerRe Ltd.(a)	54,998,656
981,381	Philadelphia Consolidated Holding Corp.*	58,617,887
668,513	Principal Financial Group, Inc.(a)	30,611,210
581,262	RenaissanceRe Holdings Ltd.	29,475,796
3,947,480	The Progressive Corp.	72,909,956
566,407	Torchmark Corp.	33,837,154
2,339,598	Unum Group(a)	59,449,185
3,065,958	W.R. Berkley Corp.	72,233,971
2,107,394	Willis Group Holdings Ltd.(a)	72,536,502
536,404	XL Capital Ltd.(a)	10,781,720

		739,349,668

Leisure Equipment & Products – 0.5%
1,832,458	Mattel, Inc.	35,421,413

Life Sciences Tools & Services – 0.5%
1,130,170	PerkinElmer, Inc.	32,108,130

Machinery – 1.7%
650,575	Eaton Corp.	47,609,079
369,256	Ingersoll-Rand Co. Ltd.(a)	13,636,624
830,389	Parker Hannifin Corp.(a)	53,203,023

		114,448,726

Media – 3.0%
4,114,584	Cablevision Systems Corp.(a)	132,777,626
15,444,497	Charter Communications, Inc.*(a)	16,216,722
1,858,073	DISH Network Corp.*(a)	52,416,239

		201,410,587

Metals & Mining – 0.5%
841,448	Carpenter Technology Corp.(a)	32,656,597

Multi-Utilities – 2.6%
1,334,783	CMS Energy Corp.(a)	18,113,005
1,967,622	PG&E Corp.(a)	81,321,817
655,541	Sempra Energy(a)	37,968,935
762,499	Wisconsin Energy Corp.	35,662,078

		173,065,835

Multiline Retail – 0.7%
740,075	J.C. Penney Co., Inc.(a)	28,840,723
563,943	Nordstrom, Inc.(a)	17,538,627

		46,379,350

Oil, Gas & Consumable Fuels – 7.3%
2,600	Brasil Ecodiesel Industria e Comercio de Biocombustiveis e Oleos Vegetais SA ADR*	4,108
4,600	Brasil Ecodiesel Industria e Comercio de Biocombustiveis e Oleos Vegetais SA ADR*(b)	7,267
738,200	EOG Resources, Inc.	77,082,844
593,521	Hess Corp.	62,147,584
2,495,970	Newfield Exploration Co.*	112,867,763
388,033	Petroleum Development Corp.*	23,588,526
2,149,755	Range Resources Corp.(a)	99,791,627
1,161,648	Whiting Petroleum Corp.*	111,797,004

		487,286,723

Paper & Forest Products – 1.8%
1,724,515	International Paper Co.(a)	46,648,131
1,296,152	Weyerhaeuser Co.(a)	71,923,474

		118,571,605

Personal Products – 0.3%
359,403	Herbalife Ltd.(a)	16,927,881

Professional Services – 0.5%
1,814,502	Monster Worldwide, Inc.*(a)	35,455,369

Real Estate Investment Trusts – 4.5%
312,378	Alexandria Real Estate Equities, Inc.(a)	33,646,234
3,673,727	Annaly Capital Management, Inc.	54,958,956
2,356,101	Apartment Investment & Management Co.(a)	83,500,220
670,674	Camden Property Trust(a)	32,735,598
553,378	Digital Realty Trust, Inc.(a)	25,383,449
732,687	Vornado Realty Trust(a)	72,873,049

		303,097,506

Road & Rail – 1.5%
634,012	Landstar System, Inc.(a)	31,079,268
1,027,100	Ryder System, Inc.(a)	66,268,492

		97,347,760

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Software – 1.8%
1,816,847	Activision Blizzard, Inc.*	$59,628,918
1,650,117	Autodesk, Inc.*(a)	58,628,657

		118,257,575

Specialty Retail – 2.3%
315,197	AutoZone, Inc.*	43,254,484
1,036,288	Ross Stores, Inc.(a)	41,669,141
1,879,062	The TJX Cos., Inc.(a)	68,097,207

		153,020,832

Thrifts & Mortgage Finance – 1.3%
3,066,764	Hudson City Bancorp, Inc.	56,551,128
1,885,484	People’s United Financial, Inc.	33,787,873

		90,339,001

Tobacco – 0.7%
373,021	Lorillard, Inc.	26,947,037
430,594	Reynolds American, Inc.(a)	22,812,870

		49,759,907

TOTAL COMMON STOCKS
(Cost $6,444,791,996)		$6,453,854,498

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(c) – 3.7%

Joint Repurchase Agreement Account II
$251,300,000	2.134%	09/02/08	$251,300,000
Maturity Value: $251,359,586
(Cost $251,300,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $6,696,091,996)			$6,705,154,498

	Interest
Shares	Rate	Value

Securities Lending Collateral(d) – 16.6%

Boston Global Investment Trusts – Enhanced Portfolio
1,115,770,600	2.393%	$1,115,770,600
(Cost $1,115,770,600)

TOTAL INVESTMENTS – 116.7%
(Cost $7,811,862,596)		$7,820,925,098

LIABILITIES IN EXCESS OF OTHER ASSETS – (16.7)%		(1,117,600,104)

NET ASSETS — 100.0%		$6,703,324,994

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $7,267, which represents approximately 0.00% of net assets as of August 31, 2008.

(c)	Joint repurchase agreement was entered into on August 29, 2008. Additional information appears on page 38.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2008.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments
August 31, 2008

Shares	Description	Value

Common Stocks – 93.2%

Aerospace & Defense – 0.3%
257,745	AAR Corp.*(a)	$4,090,413

Air Freight & Logistics – 0.2%
95,131	Forward Air Corp.(a)	3,357,173

Airlines – 0.5%
3,623,244	AirTran Holdings, Inc.*(a)	8,695,786

Auto Components – 0.5%
537,190	Tenneco, Inc.*	7,848,346

Biotechnology – 0.4%
846,232	Medarex, Inc.*(a)	6,245,192

Building Products – 0.6%
313,731	Universal Forest Products, Inc.	10,306,063

Capital Markets – 2.6%
411,098	Apollo Investment Corp.(a)	7,276,435
420,683	Ares Capital Corp.	5,086,057
434,889	BGC Partners, Inc.*	2,865,918
270,689	Gladstone Capital Corp.(a)	4,238,990
588,290	Highland Distressed Opportunities, Inc.	2,941,450
254,924	KBW, Inc.*(a)	7,530,455
421,758	Knight Capital Group, Inc.*	7,271,108
625,799	PennantPark Investment Corp.(a)	5,000,134

		42,210,547

Chemicals – 5.0%
757,391	H.B. Fuller Co.(a)	19,745,183
521,127	KMG Chemicals, Inc.	5,555,214
321,395	Minerals Technologies, Inc.	21,109,223
2,154,422	PolyOne Corp.*	17,687,805
556,557	Sensient Technologies Corp.(a)	16,257,030

		80,354,455

Commercial Banks – 10.6%
112,786	Bank of Hawaii Corp.	5,964,124
412,913	Bank of the Ozarks, Inc.(a)	9,236,864
196,182	Boston Private Financial Holdings, Inc.(a)	1,753,867
129,989	Bridge Capital Holdings*	1,631,362
292,702	Cardinal Financial Corp.	2,485,040
585,421	CoBiz, Inc.(a)	6,281,567
49,589	Columbia Banking System, Inc.	694,246
66,950	East West Bancorp, Inc.(a)	834,867
666,220	F.N.B. Corp.(a)	7,814,761
350,289	First Financial Bankshares, Inc.(a)	17,188,681
739,569	Glacier Bancorp, Inc.(a)	15,767,611
237,721	Hancock Holding Co.(a)	11,660,215
89,652	Home Bancshares, Inc.(a)	2,154,338
144,602	IBERIABANK Corp.	7,841,766
365,392	Millennium Bankshares Corp.*	993,866
109,474	PacWest Bancorp(a)	2,482,870
167,225	Pinnacle Financial Partners, Inc.*(a)	4,234,137
185,450	Preferred Bank(a)	1,811,847

476,763	Prosperity Bancshares, Inc.(a)	15,242,113
58,535	SCBT Financial Corp.	1,980,239
328,724	Seacoast Banking Corp. of Florida(a)	2,886,197
564,663	Signature Bank*(a)	16,697,085
260,026	Southcoast Financial Corp.*(b)	2,990,299
198,295	Sterling Bancorp	3,091,419
332,737	Sterling Bancshares, Inc.	3,274,132
131,958	Sterling Financial Corp.	1,344,652
162,645	Summit State Bank	1,008,399
375,839	Texas Capital Bancshares, Inc.*	5,866,847
564,160	The Bancorp, Inc.*	2,595,136
141,953	TriCo Bancshares	2,333,707
117,163	UMB Financial Corp.	6,095,991
335,013	United Community Banks, Inc.(a)	3,939,753
32,041	Washington Trust Bancorp, Inc.	787,247
14,991	Westamerica Bancorp(a)	767,539

		171,732,784

Commercial Services & Supplies – 3.2%
1,320,968	Comfort Systems USA, Inc.	20,131,552
296,669	EnergySolutions, Inc.	5,479,476
381,894	G&K Services, Inc.	13,171,524
368,147	Waste Connections, Inc.*(a)	13,367,418

		52,149,970

Communications Equipment – 2.4%
531,150	ADC Telecommunications, Inc.*	5,444,287
643,367	Emulex Corp.*	8,633,985
541,612	Plantronics, Inc.(a)	13,973,590
114,449	Polycom, Inc.*(a)	3,209,150
449,231	Tekelec*(a)	7,371,881

		38,632,893

Computers & Peripherals – 1.8%
590,528	Avid Technology, Inc.*(a)	13,723,871
940,321	Electronics for Imaging, Inc.*	15,599,925

		29,323,796

Containers & Packaging – 0.2%
1,574,433	Caraustar Industries, Inc.*(b)	3,117,377

Diversified Consumer Services – 0.3%
493,020	Stewart Enterprises, Inc.	4,614,667

Diversified Financial Services – 1.1%
434,424	Compass Diversified Holdings(a)	5,578,004
515,347	Financial Federal Corp.(a)	12,868,215

		18,446,219

Diversified Telecommunication Services – 0.6%
374,853	Alaska Communications Systems Group, Inc.(a)	3,943,454
390,784	Premiere Global Services, Inc.*	5,908,654

		9,852,108

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Electric Utilities – 5.0%
682,269	Cleco Corp.	$17,200,001
1,338,920	El Paso Electric Co.*	28,505,607
155,035	MGE Energy, Inc.	5,255,686
344,586	Sierra Pacific Resources	3,873,147
441,588	The Empire District Electric Co.(a)	9,317,507
22,708	UIL Holdings Corp.	740,281
81,253	Unisource Energy Corp.	2,610,659
552,319	Westar Energy, Inc.	12,510,025

		80,012,913

Electrical Equipment – 1.5%
290,617	Belden, Inc.	10,677,268
199,483	Franklin Electric Co., Inc.(a)	8,637,614
95,280	General Cable Corp.*	4,689,682

		24,004,564

Electronic Equipment, Instruments & Components – 2.0%
297,285	Anixter International, Inc.*(a)	21,942,606
267,569	MTS Systems Corp.	11,098,762

		33,041,368

Energy Equipment & Services – 1.4%
289,594	Dril-Quip, Inc.*	15,930,566
128,435	Oil States International, Inc.*	7,144,839

		23,075,405

Food & Staples Retailing – 0.9%
348,560	Casey’s General Stores, Inc.	10,108,240
100,080	Nash Finch Co.(a)	4,075,258

		14,183,498

Gas Utilities – 0.8%
93,712	South Jersey Industries, Inc.	3,342,707
312,171	Southwest Gas Corp.	9,474,390

		12,817,097

Health Care Equipment & Supplies – 3.1%
711,502	American Medical Systems Holdings, Inc.*(a)	12,664,736
1,222,558	Cardiac Science Corp.*(b)	12,531,220
137,073	Edwards Lifesciences Corp.*	8,116,092
970,420	Symmetry Medical, Inc.*	16,700,928

		50,012,976

Health Care Providers & Services – 1.1%
245,469	Healthways, Inc.*(a)	4,676,185
671,093	PSS World Medical, Inc.*(a)	12,260,869

		16,937,054

Hotels, Restaurants & Leisure – 1.2%
463,027	California Pizza Kitchen, Inc.*(a)	6,658,328
131,774	CEC Entertainment, Inc.*	4,514,577
218,995	Isle of Capri Casinos, Inc.*(a)	1,568,004
435,885	The Cheesecake Factory, Inc.*(a)	6,699,553

		19,440,462

Household Durables – 1.3%
51,635	Jarden Corp.*	1,325,470
95,290	M.D.C. Holdings, Inc.	3,949,771
692,102	The Ryland Group, Inc.(a)	16,042,924

		21,318,165

Insurance – 6.0%
1,422,910	American Equity Investment Life Holding Co.(a)	13,076,543
368,271	Aspen Insurance Holdings Ltd.	9,980,144
337,167	Donegal Group, Inc.	6,062,263
721,381	Max Capital Group Ltd.	18,755,906
1,982,477	Meadowbrook Insurance Group, Inc.(b)	13,282,596
88,789	Navigators Group, Inc.*	4,652,544
392,026	ProAssurance Corp.*	21,130,201
169,555	RLI Corp.	9,479,820

		96,420,017

Internet Software & Services – 0.3%
352,296	Ariba, Inc.*(a)	5,189,320

IT Services – 0.2%
181,001	Convergys Corp.*	2,669,765

Machinery – 3.6%
480,667	Actuant Corp.(a)	15,165,044
554,593	Commercial Vehicle Group, Inc.*	5,679,032
431,473	Mueller Industries, Inc.	12,102,818
465,739	Tennant Co.	14,507,770
1,235,207	Wabash National Corp.(a)	10,733,949

		58,188,613

Media – 1.0%
245,711	Interactive Data Corp.	7,395,901
622,969	RCN Corp.*	8,634,350

		16,030,251

Metals & Mining – 1.3%
389,080	Kaiser Aluminum Corp.(a)	21,033,665

Multi-Utilities – 0.1%
84,765	CMS Energy Corp.	1,150,261

Multiline Retail – 0.9%
481,897	Big Lots, Inc.*(a)	14,249,694

Oil, Gas & Consumable Fuels – 3.3%
347,362	Approach Resources, Inc.*	4,863,068
215,020	NGAS Resources, Inc.*(a)	1,354,626
805,646	Parallel Petroleum Corp.*(a)	10,666,753
347,178	Petroleum Development Corp.*	21,104,951
783,401	Rex Energy Corp.*	15,722,858

		53,712,256

Personal Products – 1.4%
838,627	Elizabeth Arden, Inc.*	17,158,308
546,769	Prestige Brands Holdings, Inc.*	5,194,306

		22,352,614

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)
August 31, 2008

Shares	Description	Value

Common Stocks – (continued)

Professional Services – 1.4%
211,454	Monster Worldwide, Inc.*	$4,131,811
550,652	On Assignment, Inc.*	5,203,661
294,199	Resources Connection, Inc.*(a)	7,113,732
205,089	School Specialty, Inc.*(a)	6,255,215

		22,704,419

Real Estate Investment Trusts – 9.0%
490,682	Acadia Realty Trust	11,653,697
628,046	American Campus Communities, Inc.(a)	19,042,355
624,146	BioMed Realty Trust, Inc.	16,714,630
280,993	Cogdell Spencer, Inc.	5,456,884
421,292	Digital Realty Trust, Inc.(a)	19,324,664
463,520	iStar Financial, Inc.(a)	2,591,077
2,201,890	MFA Mortgage Investments, Inc.	14,972,852
651,812	National Retail Properties, Inc.(a)	14,789,614
828,765	OMEGA Healthcare Investors, Inc.	14,785,168
510,655	Parkway Properties, Inc.(a)	18,368,260
621,875	U-Store-It Trust	7,773,438

		145,472,639

Road & Rail – 0.7%
653,975	Heartland Express, Inc.(a)	10,803,667

Semiconductors & Semiconductor Equipment – 2.0%
1,745,003	Atmel Corp.*	7,311,563
763,953	Cirrus Logic, Inc.*	4,744,148
279,945	FormFactor, Inc.*	5,372,144
864,472	ON Semiconductor Corp.*(a)	8,186,550
481,587	Semtech Corp.*(a)	7,122,672

		32,737,077

Software – 3.3%
52,603	FactSet Research Systems, Inc.(a)	3,298,734
460,490	Intervoice, Inc.*	3,785,228
324,412	JDA Software Group, Inc.*	5,914,031
1,281,223	Lawson Software, Inc.*(a)	10,365,094
404,612	Monotype Imaging Holdings, Inc.*	5,073,834
431,199	Parametric Technology Corp.*	8,658,476
222,451	Progress Software Corp.*	6,497,794
123,662	Sybase, Inc.*(a)	4,255,209
229,858	Taleo Corp.*	5,564,862

		53,413,262

Specialty Retail – 4.0%
536,435	Aaron Rents, Inc.(a)	15,320,584
336,607	Aeropostale, Inc.*	11,734,120
929,878	Asbury Automotive Group, Inc.	11,288,719
728,872	Cache, Inc.*(b)	8,535,091
1,521,407	Pacific Sunwear of California, Inc.*	9,630,506
186,222	The Gymboree Corp.*	7,309,213

		63,818,233

Textiles, Apparel & Luxury Goods — 1.1%
395,219	Fossil, Inc.*(a)	11,824,952
342,838	K-Swiss, Inc.(a)	5,879,672

		17,704,624

Thrifts & Mortgage Finance – 1.4%
137,320	Berkshire Hills Bancorp, Inc.	3,652,712
760,034	Brookline Bancorp, Inc.(a)	7,813,150
85,331	Flushing Financial Corp.	1,483,906
536,433	NewAlliance Bancshares, Inc.	7,354,496
38,182	WSFS Financial Corp.	2,041,592

		22,345,856

Trading Companies & Distributors – 3.2%
746,140	Applied Industrial Technologies, Inc.	21,720,135
1,309,285	RSC Holdings, Inc.*(a)	13,302,336
323,813	Watsco, Inc.(a)	16,575,987

		51,598,458

Wireless Telecommunication Services – 0.4%
430,378	Syniverse Holdings, Inc.*	7,139,971

TOTAL COMMON STOCKS
(Cost $1,467,710,565)		$1,504,555,953

Exchange Traded Fund – 2.8%

653,280	iShares Russell 2000 Value Index Fund	$45,553,214
(Cost $44,867,233)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(c) – 3.7%

Joint Repurchase Agreement Account II
$59,700,000	2.134%	09/02/08	$59,700,000
Maturity Value: $59,714,156
(Cost $59,700,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,572,277,798)			$1,609,809,167

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

	Interest
Shares	Rate	Value

Securities Lending Collateral(d) – 17.1%

Boston Global Investment Trust – Enhanced Portfolio
275,974,571	2.393%	$275,974,571
(Cost $275,974,571)

TOTAL INVESTMENTS – 116.8%
(Cost $1,848,252,369)		$1,885,783,738

LIABILITIES IN EXCESS OF OTHER ASSETS – (16.8)%		(270,705,316)

NET ASSETS – 100.0%		$1,615,078,422

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

(c)	Joint repurchase agreement was entered into on August 29, 2008. Additional information appears on page 38.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Schedule of Investments (continued)
August 31, 2008

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2008, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Growth and Income	$68,100,000

Large Cap Value	149,100,000

Mid Cap Value	251,300,000

Small Cap Value	59,700,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

ABN Amro, Inc.	$1,500,000,000	2.14%	09/02/08	$1,500,356,667

Banc of America Securities LLC	5,000,000,000	2.14	09/02/08	5,001,188,889

Barclays Capital, Inc.	1,500,000,000	2.05	09/02/08	1,500,341,666

Barclays Capital, Inc.	2,000,000,000	2.15	09/02/08	2,000,477,778

Barclays Capital, Inc.	5,005,400,000	2.16	09/02/08	5,006,601,296

Citigroup Global Markets, Inc.	500,000,000	2.12	09/02/08	500,117,778

Credit Suisse Securities (USA) LLC	500,000,000	2.13	09/02/08	500,118,333

Deutsche Bank Securities, Inc.	4,944,600,000	2.14	09/02/08	4,945,775,716

Greenwich Capital Markets	750,000,000	2.14	09/02/08	750,178,333

JPMorgan Securities	150,000,000	2.11	09/02/08	150,035,167

JPMorgan Securities	1,800,000,000	2.14	09/02/08	1,800,428,000

Lehman Brothers Holdings, Inc.	500,000,000	2.14	09/02/08	500,118,889

Merrill Lynch & Co., Inc.	3,000,000,000	2.10	09/02/08	3,000,700,000

UBS Securities LLC	1,550,000,000	2.13	09/02/08	1,550,366,833

TOTAL				$28,706,805,345

At August 31, 2008, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Mortgage Corp., 3.150% to 16.250%, due 10/17/08 to 12/01/47; Federal National Mortgage Association, 3.000% to 15.000%, due 09/15/08 to 09/01/48; Government National Mortgage Association, 4.000% to 10.000%, due 11/15/08 to 08/20/38; U.S. Treasury Note, 8.750%, due 05/15/17 and U.S. Treasury Principal-Only Stripped Security, 0.000%, due 05/15/17. The aggregate market value of the collateral, including accrued interest, was $29,317,765,016.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Assets and Liabilities
August 31, 2008

	Growth and	Large Cap	Mid Cap	Small Cap
	Income Fund	Value Fund	Value Fund	Value Fund

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $1,587,356,725, $3,004,304,050, $6,696,091,996 and $1,517,715,955, respectively)(a)	$1,473,335,273	$2,860,534,869	$6,705,154,498	$1,569,352,584
Investment in securities of affiliated issuers, at value (identified cost $0, $0, $0, $54,561,843, respectively)	—	—	—	40,456,583
Securities lending collateral, at value which equals cost	139,659,150	245,721,875	1,115,770,600	275,974,571
Cash	114,914	—	1,106,774	—
Receivables:
Dividend and interest	4,106,478	5,986,115	11,759,218	1,009,410
Fund shares sold	2,759,141	4,871,208	20,620,661	4,791,377
Investment securities sold	198,770	3,105,953	2,424,579	3,993,637
Securities lending income	122,863	155,959	742,459	338,186
Foreign tax reclaims, at value	27,112	—	—	—
Other assets	112,734	9,807	106,554	35,465

Total assets	1,620,436,435	3,120,385,786	7,857,685,343	1,895,951,813

Liabilities:

Due to Custodian	—	1,110,001	—	39,095
Payables:
Payable upon return of securities loaned	139,659,150	245,721,875	1,115,770,600	275,974,571
Fund shares redeemed	3,264,647	4,651,662	13,812,343	1,301,523
Investment securities purchased	3,104,331	5,900,139	18,528,190	1,568,460
Amounts owed to affiliates	1,441,608	2,150,199	5,696,573	1,744,027
Accrued expenses	228,128	283,600	552,643	245,715

Total liabilities	147,697,864	259,817,476	1,154,360,349	280,873,391

Net Assets:

Paid-in capital	1,586,998,615	3,100,105,129	6,748,127,872	1,579,427,452
Accumulated undistributed net investment income	9,688,596	21,611,621	37,228,197	3,840,242
Accumulated net realized loss from investment transactions	(9,927,188)	(117,379,259)	(91,093,577)	(5,720,641)
Net unrealized gain (loss) on investments	(114,021,452)	(143,769,181)	9,062,502	37,531,369

NET ASSETS	$1,472,738,571	$2,860,568,310	$6,703,324,994	$1,615,078,422

Net Assets:
Class A	$1,245,353,045	$830,475,061	$3,611,464,903	$756,152,714
Class B	91,496,198	32,884,266	128,844,164	41,449,948
Class C	46,176,483	91,899,822	235,637,214	64,587,271
Institutional	87,765,689	1,808,727,809	2,469,463,181	690,912,113
Service	1,929,400	8,044,117	257,906,044	61,956,366
Class IR	8,892	88,528,267	9,488	10,022
Class R	8,864	8,968	—	9,988

Total Net Assets	$1,472,738,571	$2,860,568,310	$6,703,324,994	$1,615,078,422

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	53,908,140	67,154,001	109,062,427	21,782,948
Class B	4,093,540	2,741,614	4,055,977	1,367,473
Class C	2,075,927	7,707,363	7,470,105	2,133,406
Institutional	3,742,300	144,473,980	73,785,630	18,963,586
Service	83,560	653,823	7,868,426	1,821,021
Class IR	385	7,178,324	287	289
Class R	384	729	—	289

Net asset value, offering and redemption price per share:(b)
Class A	$23.10	$12.37	$33.11	$34.71
Class B	22.35	11.99	31.77	30.31
Class C	22.24	11.92	31.54	30.27
Institutional	23.45	12.52	33.47	36.43
Service	23.09	12.30	32.78	34.02
Class IR	23.08	12.33	33.01	34.71
Class R	23.08	12.31	—	34.61

(a)	Includes loaned securities having a market value of $135,235,917, $238,398,764, $1,062,877,986 and $267,305,303 for the Growth and Income, Large Cap Value, Mid Cap Value, and Small Cap Value Funds, respectively.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds is $24.44, $13.09, $35.04 and $36.73, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Operations
For the Year Ended August 31, 2008

Growth and
Income Fund

Investment income:

Dividends — unaffiliated issuers(a)	$46,707,623
Dividends — affiliated issuers	—
Interest (including securities lending income of $439,308, $566,944, $3,655,668 and $2,302,921, respectively)	1,503,112

Total investment income	48,210,735

Expenses:

Management fees	11,050,813
Distribution and Service fees(b)	5,301,196
Transfer Agent fees(b)	3,060,764
Registration fees	213,160
Printing fees	150,882
Custody and accounting fees	124,614
Professional fees	84,747
Trustee fees	14,180
Service share fees — Shareholder Administration Plan	4,204
Service share fees — Service Plan	4,204
Other	276,234

Total expenses	20,284,998

Less — expense reductions	(55,551)

Net expenses	20,229,447

NET INVESTMENT INCOME	27,981,288

Realized and unrealized gain (loss) from investment transactions:

Net realized gain (loss) from investment transactions — unaffiliated issuers (including commission recapture of $201,834, $388,620, $1,088,190 and $0, respectively)	24,171,653
Net realized loss from investment transactions — affiliated issuers	—
Net change in unrealized loss on investments	(250,866,937)

Net realized and unrealized loss from investment transactions	(226,695,284)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(198,713,996)

(a)	Foreign taxes withheld on dividends were $281,359, $522,840 and $7,762 for Growth and Income, Large Cap Value and Mid Cap Value Funds, respectively.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R(c)	Class A	Class B	Class C	Institutional	Service	Class IR(c)	Class R(c)
Growth and Income	$3,574,165	$1,164,000	$562,996	$35	$2,716,364	$221,160	$106,969	$15,564	$679	$14	$14
Large Cap Value	2,315,910	390,199	1,048,114	30	1,760,092	74,138	199,141	681,971	3,490	9,624	12
Mid Cap Value	9,860,327	1,572,014	2,854,470	—	7,493,848	298,683	542,349	1,008,385	108,868	14	—
Small Cap Value	2,046,154	502,400	737,463	36	1,555,077	95,456	140,118	269,991	23,420	14	14

(c)	Commenced operations on November 30, 2007.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Large Cap	Mid Cap	Small Cap
Value Fund	Value Fund	Value Fund

$60,127,165	$130,507,222	$23,128,013
—	—	77,073
3,350,432	8,851,766	3,451,848

63,477,597	139,358,988	26,656,934

19,427,975	50,140,143	16,754,819
3,754,253	14,286,811	3,286,053
2,728,468	9,452,147	2,084,090
223,270	251,332	154,668
181,280	337,318	148,983
185,698	369,286	138,327
77,919	86,117	78,292
14,180	14,180	14,180
21,812	686,228	147,506
21,812	686,228	147,506
267,001	643,288	160,760

26,903,668	76,953,078	23,115,184

(41,616)	(164,337)	(38,468)

26,862,052	76,788,741	23,076,716

36,615,545	62,570,247	3,580,218

(54,118,382)	58,632,857	58,676,737
—	—	(732,743)
(289,337,417)	(599,751,476)	(182,479,077)

(343,455,799)	(541,118,619)	(124,535,083)

$(306,840,254)	$(478,548,372)	$(120,954,865)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement of Changes in Net Assets

	Growth and Income Fund		Large Cap Value Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2008	August 31, 2007	August 31, 2008	August 31, 2007

From operations:

Net investment income	$27,981,288	$23,023,635	$36,615,545	$22,739,904
Net realized gain (loss) from investment transactions	24,171,653	194,014,603	(54,118,382)	148,532,356
Net change in unrealized gain (loss) on investments	(250,866,937)	(84,367,993)	(289,337,417)	1,802,619

Net increase (decrease) in net assets resulting from operations	(198,713,996)	132,670,245	(306,840,254)	173,074,879

Distributions to shareholders:

From net investment income
Class A Shares	(24,765,336)	(16,705,694)	(7,848,648)	(6,378,501)
Class B Shares	(1,089,122)	(540,321)	(91,594)	(36,447)
Class C Shares	(562,950)	(241,843)	(219,626)	(275,060)
Institutional Shares	(754,110)	(828,510)	(20,408,547)	(6,863,767)
Service Shares	(29,285)	(15,783)	(64,702)	(46,222)
Class IR Shares(a)	(150)	—	(125)	—
Class R Shares(a)	(123)	—	(121)	—
From net realized gains
Class A Shares	(174,629,892)	(58,704,964)	(63,740,648)	(27,128,729)
Class B Shares	(15,046,758)	(3,208,884)	(2,898,370)	(978,801)
Class C Shares	(7,365,430)	(1,117,276)	(7,706,447)	(2,636,166)
Institutional Shares	(3,594,625)	(2,015,270)	(110,468,250)	(20,481,185)
Service Shares	(175,813)	(51,575)	(552,961)	(203,440)
Class IR Shares(a)	(1,143)	—	(669)	—
Class R Shares(a)	(1,143)	—	(669)	—

Total distributions to shareholders	(228,015,880)	(83,430,120)	(214,001,377)	(65,028,318)

From share transactions:

Net proceeds from sales of shares	303,005,668	465,432,556	1,530,324,232	1,615,409,364
Proceeds received in connection with merger	—	364,939,808	—	57,625,018
Reinvestment of dividends and distributions	221,919,507	80,471,351	181,195,909	53,401,675
Cost of shares redeemed	(439,787,330)	(318,832,436)	(993,465,065)	(469,961,371)

Net increase in net assets resulting from share transactions	85,137,845	592,011,279	718,055,076	1,256,474,686

TOTAL INCREASE (DECREASE)	(341,592,031)	641,251,404	197,213,445	1,364,521,247

Net assets:

Beginning of year	1,814,330,602	1,173,079,198	2,663,354,865	1,298,833,618

End of year	$1,472,738,571	$1,814,330,602	$2,860,568,310	$2,663,354,865

Accumulated undistributed net investment income	$9,688,596	$8,619,176	$21,611,621	$15,638,849

(a)	Commenced operations on November 30, 2007.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

	Mid Cap Value Fund		Small Cap Value Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2008	August 31, 2007	August 31, 2008	August 31, 2007

From operations:

Net investment income	$62,570,247	$47,046,277	$3,580,218	$1,413,531
Net realized gain from investment transactions	58,632,857	732,343,033	57,943,994	336,407,589
Net change in unrealized gain (loss) on investments	(599,751,476)	1,187,797	(182,479,077)	(131,726,701)

Net increase (decrease) in net assets resulting from operations	(478,548,372)	780,577,107	(120,954,865)	206,094,419

Distributions to shareholders:

From net investment income
Class A Shares	(20,011,387)	(17,268,452)	—	—
Institutional Shares	(23,101,724)	(16,859,404)	(813,381)	(1,473,292)
Service Shares	(1,204,026)	(869,209)	—	—
Class IR Shares(a)	(94)	—	(15)	—
Class R Shares(a)	—	—	(11)	—
From net realized gains
Class A Shares	(439,412,750)	(158,951,532)	(156,520,890)	(84,542,647)
Class B Shares	(18,927,070)	(9,001,990)	(10,923,547)	(7,223,369)
Class C Shares	(34,929,828)	(15,963,264)	(16,167,770)	(9,821,732)
Institutional Shares	(270,292,115)	(86,319,324)	(120,009,792)	(58,816,545)
Service Shares	(29,659,797)	(8,376,196)	(10,585,004)	(3,849,774)
Class IR Shares(a)	(1,069)	—	(1,763)	—
Class R Shares(a)	—	—	(1,763)	—

Total distributions to shareholders	(837,539,860)	(313,609,371)	(315,023,936)	(165,727,359)

From share transactions:

Net proceeds from sales of shares	1,752,895,609	2,809,421,595	391,199,046	529,417,415
Proceeds received in connection with merger	—	20,207,575	—	—
Reinvestment of dividends and distributions	749,449,879	277,924,714	289,280,251	151,173,368
Cost of shares redeemed	(2,313,202,158)	(1,737,599,946)	(657,829,400)	(637,850,083)

Net increase in net assets resulting from share transactions	189,143,330	1,369,953,938	22,649,897	42,740,700

TOTAL INCREASE (DECREASE)	(1,126,944,902)	1,836,921,674	(413,328,904)	83,107,760

Net assets:

Beginning of year	7,830,269,896	5,993,348,222	2,028,407,326	1,945,299,566

End of year	$6,703,324,994	$7,830,269,896	$1,615,078,422	$2,028,407,326

Accumulated undistributed net investment income	$37,228,197	$23,371,625	$3,840,242	$1,275,691

(a)	Commenced operations on November 30, 2007.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements
August 31, 2008

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following are Goldman Sachs Funds included in this report (collectively, the “Funds” or individually a “Fund”), the share classes offered by each Fund and their diversification status under the Act:

Diversified/
Fund	Share Classes Offered	Non-diversified

Growth and Income, Large Cap Value and Small Cap Value	A, B, C, Institutional, Service, IR and R Shares	Diversified

Mid Cap Value	A, B, C, Institutional, Service and IR Shares	Diversified

Class A Shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B Shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement, receives such sales charges and may retain a portion of such sales charges. Class IR and Class R Shares of the Funds commenced operations on November 30, 2007.
Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with Accounting Principles Generally Accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by GSAM are valued at fair value using methods approved by the Board of Trustees.
GSAM, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class. In addition, distributions paid by the Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Commission Recapture — The Funds may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) from investments.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Code, applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared and Paid	Declared and Paid

Growth and Income	Quarterly	Annually

Large Cap Value, Mid Cap Value and Small Cap Value	Annually	Annually

Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital.
GSAM has reviewed the tax positions for the Funds under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) for the open tax years (tax years ended

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
August 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

August 31, 2005-2008) and determined that the application of FIN 48 did not have a material impact on the Funds’ financial statements. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on a U.S. income tax return.

F. Repurchase Agreements — The Funds may enter in repurchase agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. In addition, the Funds’ credit exposure is allocated to the underlying repurchase counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the year ended August 31, 2008, GSAM received a Management fee on a contractual basis at the following rates:

	Contractual Management Rate
Fund	Up to $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate

Growth and Income	0.70%	0.63%	0.60%	0.59%	0.58%	0.67%

Large Cap Value	0.75	0.68	0.65	0.64	0.63	0.70

Mid Cap Value	0.75	0.75	0.68	0.65	0.64	0.70

Small Cap Value	1.00	1.00	0.90	0.86	0.84	1.00

Effective July 1, 2008, GSAM implemented these additional asset level breakpoints to its contractual management rate.

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75%, 0.75% and 0.50% of each Fund’s average daily net assets attributable to Class A, Class B, Class C and Class R Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class B and Class C Shares. With respect to Class A and Class R Shares, the distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

3. AGREEMENTS (continued)

Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended August 31, 2008, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge
Fund	Class A	Class B	Class C

Growth and Income	$649,500	$300	$—

Large Cap Value	183,800	500	100

Mid Cap Value	135,800	1,700	—

Small Cap Value	26,500	200	—

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class R and Class IR Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund, has adopted a Service Plan and a Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Service Shares.

E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agent fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expenses limitations for Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds as an annual percentage rate of average daily net assets were 0.054%, 0.064%, 0.104% and 0.064%, respectively.
In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. For the year ended August 31, 2008, these expense reductions, including any waivers and expense reimbursements were as follows (in thousands):

	Expense Credits
	Custody	Transfer	Total Expense
Fund	Fee	Agent Fee	Reductions

Growth and Income	$5	$51	$56

Large Cap Value	11	31	42

Mid Cap Value	39	125	164

Small Cap Value	10	28	38

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
August 31, 2008

3. AGREEMENTS (continued)

As of August 31, 2008, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Growth and Income	$836	$381	$225	$1,442

Large Cap Value	1,647	280	223	2,150

Mid Cap Value	3,902	1,068	727	5,697

Small Cap Value	1,337	246	161	1,744

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended August 31, 2008, were as follows:

Fund	Purchases	Sales and Maturities

Growth and Income	$1,121,458,906	$1,274,518,378

Large Cap Value	2,648,048,974	2,186,935,506

Mid Cap Value	6,021,072,049	6,769,409,180

Small Cap Value	841,312,237	1,149,410,321

For the year ended August 31, 2008, Goldman Sachs earned approximately $55,400, $189,500, $148,700 and $31,600 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant on behalf of Growth and Income, Large Cap Value, Mid Cap Value, and Small Cap Value Funds, respectively.
An investment by the Funds representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined in the Act) of the Trust and an affiliate (as defined in Rule 6-02(a) of Regulation S-X) of the Trust. The following table provides information about the investments by the Small Cap Value Fund in shares of issuers of which the Trust is an affiliate for the year ended August 31, 2008, including income earned from these affiliated issuers.

	Number of			Number of
	Shares Held			Shares Held
	Beginning	Shares	Shares	End	% of Shares	Value at
	of Year	Bought	Sold	of Year	Held at	End	Dividend
Name of Affiliated Issuer	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)	End of Year	of Year	Income

Caraustar Industries, Inc.	1,651	178	255	1,574	5.3%	$3,117,377	$—

Cache, Inc.	729	—	—	729	5.5	8,535,091	—

Cardiac Science Corp.	1,223	—	—	1,223	5.4	12,531,220	—

Meadowbrook Insurance Group, Inc.	840	1,142	—	1,982	5.4	13,282,596	77,073

Southcoast Financial Corp.	265	—	5	260	5.7	2,990,299	—

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), formerly Boston Global Advisers, a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in money market instruments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. As of September 15, 2008, the net asset value per share of the Enhanced Portfolio no longer approximates amortized cost and has been stated at market value.
Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the year ended August 31, 2008, are reported parenthetically under Investment Income on the Statements of Operations.
The table below details securities lending activity as of, and for the year ended August 31, 2008:

		Earnings Received
	Earnings of GSAL	by the Funds	Amount Payable to
	Relating to	From Lending to	Goldman Sachs
	Securities Loaned	Goldman Sachs	Upon Return of
	for the year ended	for the year ended	Securities Loaned as of
Fund	August 31, 2008	August 31, 2008	August 31, 2008

Growth and Income	$48,810	$62,232	$30,301,750

Large Cap Value	62,994	87,308	42,245,300

Mid Cap Value	406,180	401,809	246,024,250

Small Cap Value	255,840	274,599	39,029,275

6. LINE OF CREDIT FACILITY

The Funds participate in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having a management agreement with GSAM or affiliates. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the year ended August 31, 2008, the Funds did not have any borrowings under the facility.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
August 31, 2008

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2008 was as follows:

	Growth and	Large Cap	Mid Cap	Small Cap
	Income Fund	Value Fund	Value Fund	Value Fund

Distributions paid from:
Ordinary income	$66,199,054	$71,715,506	$184,872,619	$74,935,881
Net long-term capital gains	161,816,826	142,285,871	652,667,241	240,088,055

Total taxable distributions	$228,015,880	$214,001,377	$837,539,860	$315,023,936

The tax character of distributions paid during the fiscal year ended August 31, 2007 was as follows:

	Growth and	Large Cap	Mid Cap	Small Cap
	Income Fund	Value Fund	Value Fund	Value Fund

Distributions paid from:
Ordinary income	$18,332,151	$37,030,502	$67,255,305	$32,898,189
Net long-term capital gains	65,097,969	27,997,816	246,354,066	132,829,170

Total taxable distributions	$83,430,120	$65,028,318	$313,609,371	$165,727,359

As of August 31, 2008, the components of accumulated earnings on a tax basis were as follows:

	Growth and	Large Cap	Mid Cap	Small Cap
	Income Fund	Value Fund	Value Fund	Value Fund

Undistributed ordinary income — net	$5,133,739	$21,611,619	$37,072,064	$2,935,230
Undistributed long-term capital gains	1,122,965	—	—	1,478,263

Total undistributed earnings	$6,256,704	$21,611,619	$37,072,064	$4,413,493
Capital loss carryforward:(1)(2)
Expiring 2010	(768,359)	—	—	—
Timing differences (post October losses)	(9,237,091)	(69,878,505)	(66,128,845)	—
Unrealized gains (losses) — net	(110,511,298)	(191,269,933)	(15,746,097)	31,237,477

Total accumulated gains (losses) — net	$(114,260,044)	$(239,536,819)	$(44,802,878)	$35,650,970

(1)	Expiration occurs on August 31 of the year indicated. Due to fund mergers, utilization of these losses may be substantially limited under the Code.

(2)	The Growth and Income Fund utilized approximately $356,000 of capital losses in the current year.

At August 31, 2008, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Growth and	Large Cap	Mid Cap	Small Cap
	Income Fund	Value Fund	Value Fund	Value Fund

Tax Cost	$1,723,505,721	$3,297,526,676	$7,836,671,194	$1,854,546,261

Gross unrealized gain	93,591,202	195,699,596	637,611,269	199,038,635
Gross unrealized loss	(204,102,500)	(386,969,528)	(653,357,365)	(167,801,158)

Net unrealized security gain (loss)	$(110,511,298)	$(191,269,932)	$(15,746,096)	$31,237,477

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

7. TAX INFORMATION (continued)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of partnership investments and return of capital distributions from real estate investment trusts.
In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in tax treatment of partnership investments, redemptions utilized as distributions, real estate investment trusts and dividend redesignations.

			Accumulated
		Accumulated	Net Realized
		Undistributed	Loss from
		Net Investment	Investment
Fund	Paid-In-Capital	Income	Transactions

Growth and Income	$(92,381)	$289,208	$(196,827)

Large Cap Value	4,916,216	(2,009,410)	(2,906,806)

Mid Cap Value	8,094,441	(4,396,444)	(3,697,997)

Small Cap Value	2,362,839	(202,260)	(2,160,579)

8. OTHER RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The Funds may be exposed to additional credit risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The assets which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit risks in respect to these assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

9. OTHER MATTERS

Indemnifications — Under the Trust’s organizational documents, its Board of Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown; as this would involve future claims that may be against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these arrangements to be remote.

Mergers and Reorganizations — At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free reorganization of the AXA Enterprise Deep Value Fund into the Large Cap Value Fund. The reorganization was completed on June 25, 2007, as of the close of business June 22, 2007.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
August 31, 2008

9. OTHER MATTERS (continued)

Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise Deep Value Fund (“Acquired Fund”) Class A, Class B, Class C and Class Y were reorganized into the Large Cap Value Fund (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor Share Class/Acquired Fund Share Class	Issued	Exchanged Shares	as of June 22, 2007

Large Cap Value Class A/AXA Enterprise Deep Value Class A	1,632,488	$25,336,296	2,182,990

Large Cap Value Class B/AXA Enterprise Deep Value Class B	1,024,075	15,484,036	1,342,421

Large Cap Value Class C/AXA Enterprise Deep Value Class C	405,488	6,094,495	528,008

Large Cap Value Institutional Class/ AXA Enterprise Deep Value Class Y	682,611	10,710,191	919,485

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized appreciation.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired
	Net Assets	Net Assets	Immediately	Fund’s
	before	before	after	Unrealized
Survivor/Acquired Fund	acquisition	acquisition	acquisition	Appreciation

Large Cap Value/AXA Enterprise Deep Value	$2,500,013,014	$57,625,018	$2,557,638,032	$11,123,373

At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free reorganization of the AXA Enterprise Equity Income Fund and the AXA Enterprise Growth & Income Fund into the Growth and Income Fund. The reorganization was completed on June 25, 2007, as of the close of business June 22, 2007.
Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise Equity Income Fund (“Acquired Fund”) Class A, Class B, Class C, and Class Y were reorganized into the Growth and Income Fund (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, and the assets and liabilities of the AXA Enterprise Growth & Income Fund (“Acquired Fund”) Class A, Class B, Class C, and Class Y were transferred into the Growth and

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

9. OTHER MATTERS (continued)

Income Fund (“Survivor Fund”) Class A, Class B, Class C, and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor Share Class /Acquired Fund Share Classes	Issued	Exchanged Shares	as of June 22, 2007

Growth and Income Class A/
AXA Enterprise Equity Income Class A/	3,444,904	$108,135,696	4,069,559
AXA Enterprise Growth & Income Class A	2,731,985	85,756,901	2,007,331

Growth and Income Class B/
AXA Enterprise Equity Income Class B	1,235,511	37,646,050	1,448,408
AXA Enterprise Growth & Income Class B	1,681,696	51,241,293	1,253,144

Growth and Income Class C/
AXA Enterprise Equity Income Class C	450,348	13,672,532	521,175
AXA Enterprise Growth & Income Class C	544,061	16,517,711	403,459

Growth and Income Institutional Class/
AXA Enterprise Equity Income Class Y	568,359	18,079,488	680,676
AXA Enterprise Growth & Income Class Y	1,065,392	33,890,137	769,866

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized appreciation.

Acquired Fund’s
		Acquired Fund’s	(AXA Enterprise
		(AXA Enterprise	Growth &	Survivor’s Fund
	Survivor Fund’s	Equity Income)	Income)	Aggregate
	Aggregate	Aggregate	Aggregate	Net Assets
	Net Assets	Net Assets	Net Assets	Immediately
	before	before	before	after
Survivor/Acquired Funds	acquisition	acquisition	acquisition	acquisition

Growth and Income/ AXA Enterprise Equity Income/ AXA Enterprise Growth & Income	$1,539,032,688	$177,533,766	$187,406,042	$1,903,972,496

	Acquired Fund’s	Acquired Fund’s
	(AXA Enterprise	(AXA Enterprise
	Equity Income)	Growth & Income)
	Unrealized	Unrealized
Survivor/Acquired Funds	Appreciation	Appreciation

Growth and Income/ AXA Enterprise Equity Income/ AXA Enterprise Growth & Income	$30,654,385	$37,396,814

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
August 31, 2008

9. OTHER MATTERS (continued)

At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free reorganization of the AXA Enterprise Multi-Manager Mid Cap Value Fund into the Mid Cap Value Fund. The reorganization was completed on June 25, 2007, as of the close of business June 22, 2007.
Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise Multi-Manager Mid Cap Value Fund (“Acquired Fund”) Class A, Class P, Class B, Class C, and Class Y were reorganized into the Mid Cap Value Fund (“Survivor Fund”) Class A, Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor Share Class /Acquired Fund Share Classes	Issued	Exchanged Shares	as of June 22, 2007

Mid Cap Value Class A/
AXA Enterprise Multi-Manager Mid Cap Value Class A/	91,371	$3,873,219	312,825
AXA Enterprise Multi-Manager Mid Cap Value Class P	140,938	5,974,406	480,028

Mid Cap Value Class B/
AXA Enterprise Multi-Manager Mid Cap Value Class B	33,923	1,390,839	116,548

Mid Cap Value Class C/
AXA Enterprise Multi-Manager Mid Cap Value Class C	18,700	761,822	63,977

Mid Cap Value Institutional Class/
AXA Enterprise Multi-Manager Mid Cap Value Class Y	191,804	8,207,289	651,839

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized appreciation.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired
	Net Assets	Net Assets	Immediately	Fund’s
	before	before	after	Unrealized
Survivor/Acquired Fund	acquisition	acquisition	acquisition	Appreciation

Mid Cap Value/ AXA Enterprise Multi-Manager Mid Cap Value	$8,335,514,788	$20,207,575	$8,355,722,363	$4,218,817

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

OTHER MATTERS (continued)

New Accounting Pronouncements — On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”), which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about assets and liabilities measured at fair value and the potential effect to these fair valuations on an entity’s financial performance. FAS 157 does not expand the use of fair valuation in any circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. GSAM does not believe the adoption of FAS 157 will impact the amounts reported in the Funds’ financial statements; however, additional disclosure will be required.
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
August 31, 2008

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Growth and Income Fund

	For the Year Ended		For the Year Ended
	August 31, 2008		August 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,722,180	$207,189,386	13,003,934	$392,617,711
Shares issued in connection with merger	—	—	6,176,889	193,892,597
Reinvestment of dividends and distributions	7,432,666	195,811,114	2,513,046	74,195,973
Shares converted from Class B(a)	507,368	13,894,424	159,625	4,750,024
Shares redeemed	(13,165,634)	(342,318,547)	(7,734,259)	(232,715,055)

	2,496,580	74,576,377	14,119,235	432,741,250

Class B Shares
Shares sold	448,258	11,457,705	578,409	16,994,641
Shares issued in connection with merger	—	—	2,917,207	88,887,343
Reinvestment of dividends and distributions	600,096	15,336,859	124,554	3,577,596
Shares converted to Class A(a)	(523,457)	(13,894,424)	(164,184)	(4,750,024)
Shares redeemed	(1,478,579)	(37,733,852)	(740,872)	(21,702,060)

	(953,682)	(24,833,712)	2,715,114	83,007,496

Class C Shares
Shares sold	362,752	9,200,346	749,861	22,067,919
Shares issued in connection with merger	—	—	994,409	30,190,243
Reinvestment of dividends and distributions	273,553	6,958,732	43,154	1,237,125
Shares redeemed	(821,047)	(20,550,643)	(209,258)	(6,143,964)

	(184,742)	(4,391,565)	1,578,166	47,351,323

Institutional Shares
Shares sold	3,029,699	73,131,804	1,082,981	32,531,124
Shares issued in connection with merger	—	—	1,633,751	51,969,625
Reinvestment of dividends and distributions	140,030	3,748,819	46,540	1,399,640
Shares redeemed	(1,313,353)	(38,205,231)	(1,835,146)	(57,209,603)

	1,856,376	38,675,392	928,126	28,690,786

Service Shares
Shares sold	74,501	2,006,425	39,326	1,221,161
Reinvestment of dividends and distributions	2,327	61,425	2,067	61,017
Shares redeemed	(34,970)	(979,057)	(35,293)	(1,061,754)

	41,858	1,088,793	6,100	220,424

Class IR Shares(b)
Shares sold	336	10,001	—	—
Reinvestment of dividends and distributions	49	1,293	—	—

	385	11,294	—	—

Class R Shares(b)
Shares sold	336	10,001	—	—
Reinvestment of dividends and distributions	48	1,265	—	—

	384	11,266	—	—

NET INCREASE	3,257,159	$85,137,845	19,346,741	$592,011,279

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Large Cap Value Fund

	For the Year Ended		For the Year Ended
	August 31, 2008		August 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	19,960,058	$274,382,510	28,059,443	$415,321,276
Shares issued in connection with merger	—	—	1,632,488	25,336,296
Reinvestment of dividends and distributions	4,730,287	65,609,086	2,088,360	30,030,606
Shares converted from Class B(a)	166,589	2,289,483	58,696	858,918
Shares redeemed	(25,596,661)	(353,732,748)	(15,213,901)	(226,218,044)

	(739,727)	(11,451,669)	16,625,086	245,329,052

Class B Shares
Shares sold	467,817	6,174,585	691,437	9,948,544
Shares issued in connection with merger	—	—	1,024,075	15,484,036
Reinvestment of dividends and distributions	195,946	2,651,152	63,657	895,016
Shares converted to Class A(a)	(171,397)	(2,289,483)	(60,176)	(858,918)
Shares redeemed	(873,732)	(11,495,205)	(450,981)	(6,547,411)

	(381,366)	(4,958,951)	1,268,012	18,921,267

Class C Shares
Shares sold	1,511,430	19,827,503	3,851,888	55,095,504
Shares issued in connection with merger	—	—	405,488	6,094,495
Reinvestment of dividends and distributions	438,054	5,891,827	164,422	2,298,612
Shares redeemed	(2,072,421)	(26,885,925)	(689,286)	(9,912,602)

	(122,937)	(1,166,595)	3,732,512	53,576,009

Institutional Shares
Shares sold	82,468,892	1,136,724,240	74,566,061	1,131,082,156
Shares issued in connection with merger	—	—	682,611	10,710,191
Reinvestment of dividends and distributions	7,615,541	106,617,570	1,379,910	20,008,701
Shares redeemed	(43,652,991)	(596,424,603)	(14,945,562)	(225,364,515)

	46,431,442	646,917,207	61,683,020	936,436,533

Service Shares
Shares sold	412,179	5,566,597	270,450	3,961,884
Reinvestment of dividends and distributions	30,752	424,690	11,783	168,740
Shares redeemed	(287,501)	(3,704,082)	(129,733)	(1,918,799)

	155,430	2,287,205	152,500	2,211,825

Class IR Shares(b)
Shares sold	7,278,048	87,638,797	—	—
Reinvestment of dividends and distributions	57	794	—	—
Shares redeemed	(99,781)	(1,222,502)	—	—

	7,178,324	86,417,089	—	—

Class R Shares(b)
Shares sold	672	10,000	—	—
Reinvestment of dividends and distributions	57	790	—	—

	729	10,790	—	—

NET INCREASE	52,521,895	$718,055,076	83,461,130	$1,256,474,686

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
August 31, 2008

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Mid Cap Value Fund

	For the Year Ended		For the Year Ended
	August 31, 2008		August 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	25,284,599	$895,810,438	38,257,572	$1,545,784,895
Shares issued in connection with merger	—	—	232,309	9,847,625
Reinvestment of dividends and distributions	12,221,433	431,416,589	4,221,094	164,116,103
Shares converted from Class B(a)	180,301	6,569,107	124,224	4,868,012
Shares redeemed	(38,168,266)	(1,361,059,878)	(26,516,189)	(1,066,688,229)

	(481,933)	(27,263,744)	16,319,010	657,928,406

Class B Shares
Shares sold	75,003	2,585,130	110,949	4,305,202
Shares issued in connection with merger	—	—	33,923	1,390,839
Reinvestment of dividends and distributions	501,568	17,078,415	214,880	8,109,577
Shares converted to Class A(a)	(187,220)	(6,569,107)	(128,183)	(4,868,012)
Shares redeemed	(1,303,121)	(44,684,393)	(1,036,403)	(40,038,597)

	(913,770)	(31,589,955)	(804,834)	(31,100,991)

Class C Shares
Shares sold	730,202	24,913,767	930,553	36,085,824
Shares issued in connection with merger	—	—	18,700	761,822
Reinvestment of dividends and distributions	745,154	25,193,670	305,070	11,443,198
Shares redeemed	(3,124,359)	(106,600,753)	(2,090,302)	(80,931,097)

	(1,649,003)	(56,493,316)	(835,979)	(32,640,253)

Institutional Shares
Shares sold	20,060,547	714,075,481	25,235,844	1,032,821,757
Shares issued in connection with merger	—	—	191,804	8,207,289
Reinvestment of dividends and distributions	7,127,691	253,603,241	2,237,248	87,588,260
Shares redeemed	(19,133,658)	(689,132,753)	(11,347,970)	(461,767,586)

	8,054,580	278,545,969	16,316,926	666,849,720

Service Shares
Shares sold	3,250,707	115,500,793	4,741,773	190,423,917
Reinvestment of dividends and distributions	633,595	22,156,801	172,870	6,667,576
Shares redeemed	(3,151,472)	(111,724,381)	(2,188,511)	(88,174,437)

	732,830	25,933,213	2,726,132	108,917,056

Class IR Shares(b)
Shares sold	254	10,000	—	—
Reinvestment of dividends and distributions	33	1,163	—	—

	287	11,163	—	—

NET INCREASE	5,742,991	$189,143,330	33,721,255	$1,369,953,938

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Value Fund

	For the Year Ended		For the Year Ended
	August 31, 2008		August 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,251,696	$152,074,584	5,124,414	$232,881,957
Reinvestment of dividends and distributions	4,333,666	149,338,130	1,817,085	79,988,071
Shares converted from Class B(a)	66,224	2,524,239	72,872	3,306,157
Shares redeemed	(9,299,750)	(332,289,869)	(7,232,314)	(328,770,069)

	(648,164)	(28,352,916)	(217,943)	(12,593,884)

Class B Shares
Shares sold	30,647	922,976	23,760	975,271
Reinvestment of dividends and distributions	330,526	9,998,399	164,073	6,546,515
Shares converted to Class A(a)	(74,504)	(2,524,239)	(80,221)	(3,306,157)
Shares redeemed	(618,387)	(19,920,756)	(484,927)	(19,961,358)

	(331,718)	(11,523,620)	(377,315)	(15,745,729)

Class C Shares
Shares sold	200,447	6,240,905	110,170	4,489,582
Reinvestment of dividends and distributions	449,122	13,567,963	207,447	8,268,847
Shares redeemed	(924,076)	(29,396,752)	(649,641)	(26,693,624)

	(274,507)	(9,587,884)	(332,024)	(13,935,195)

Institutional Shares
Shares sold	5,487,368	202,536,547	5,527,016	259,765,186
Reinvestment of dividends and distributions	2,943,099	106,128,156	1,154,096	52,603,715
Shares redeemed	(6,719,216)	(254,538,786)	(5,091,444)	(238,698,217)

	1,711,251	54,125,917	1,589,668	73,670,684

Service Shares
Shares sold	812,182	29,404,034	700,906	31,305,419
Reinvestment of dividends and distributions	303,078	10,244,052	86,839	3,766,220
Shares redeemed	(608,266)	(21,683,237)	(528,912)	(23,726,815)

	506,994	17,964,849	258,833	11,344,824

Class IR Shares(b)
Shares sold	237	10,000	—	—
Reinvestment of dividends and distributions	52	1,778	—	—

	289	11,778	—	—

Class R Shares(b)
Shares sold	237	10,000	—	—
Reinvestment of dividends and distributions	52	1,773	—	—

	289	11,773	—	—

NET INCREASE	964,434	$22,649,897	921,219	$42,740,700

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS GROWTH AND INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset			Net realized
	value,	Net		and	Total from	From net	From net
	beginning	investment		unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2008 - A	$30.01	$0.46		$(3.51)	$(3.05)	$(0.46)	$(3.40)	$(3.86)
2008 - B	29.15	0.26		(3.41)	(3.15)	(0.25)	(3.40)	(3.65)
2008 - C	29.03	0.26		(3.39)	(3.13)	(0.26)	(3.40)	(3.66)
2008 - Institutional	30.41	0.55		(3.54)	(2.99)	(0.57)	(3.40)	(3.97)
2008 - Service	30.00	0.43		(3.50)	(3.07)	(0.44)	(3.40)	(3.84)
2008 - IR (commenced November 30, 2007)	29.78	0.36		(3.25)	(2.89)	(0.41)	(3.40)	(3.81)
2008 - R (commenced November 30, 2007)	29.78	0.28		(3.24)	(2.96)	(0.34)	(3.40)	(3.74)

2007 - A	28.45	0.48		2.92	3.40	(0.39)	(1.45)	(1.84)
2007 - B	27.69	0.24		2.84	3.08	(0.17)	(1.45)	(1.62)
2007 - C	27.60	0.23		2.84	3.07	(0.19)	(1.45)	(1.64)
2007 - Institutional	28.81	0.61		2.95	3.56	(0.51)	(1.45)	(1.96)
2007 - Service	28.45	0.44		2.92	3.36	(0.36)	(1.45)	(1.81)

2006 - A	25.55	0.46		2.86	3.32	(0.42)	—	(0.42)
2006 - B	24.86	0.24		2.82	3.06	(0.23)	—	(0.23)
2006 - C	24.78	0.25		2.80	3.05	(0.23)	—	(0.23)
2006 - Institutional	25.86	0.57		2.91	3.48	(0.53)	—	(0.53)
2006 - Service	25.54	0.42		2.88	3.30	(0.39)	—	(0.39)

2005 - A	22.88	0.41	(d)	2.61 (e)	3.02	(0.35)	—	(0.35)
2005 - B	22.27	0.22	(d)	2.54 (e)	2.76	(0.17)	—	(0.17)
2005 - C	22.21	0.22	(d)	2.53 (e)	2.75	(0.18)	—	(0.18)
2005 - Institutional	23.15	0.52	(d)	2.63 (e)	3.15	(0.44)	—	(0.44)
2005 - Service	22.87	0.38	(d)	2.61 (e)	2.99	(0.32)	—	(0.32)

2004 - A	19.22	0.22		3.67	3.89	(0.23)	—	(0.23)
2004 - B	18.72	0.05		3.58	3.63	(0.08)	—	(0.08)
2004 - C	18.67	0.05		3.57	3.62	(0.08)	—	(0.08)
2004 - Institutional	19.44	0.31		3.72	4.03	(0.32)	—	(0.32)
2004 - Service	19.19	0.19		3.68	3.87	(0.19)	—	(0.19)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.20% of average net assets.
(e)	Reflects an increase of $0.02 due to payments by affiliates during the period to reimburse certain security claims.

(f)	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated, the performance would have been 13.33%, 12.45%, 12.45%, 13.78%, and 13.20% for Class A, Class B, Class C, Institutional and Service Shares, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	year	to average		to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$23.10	(11.57)%	$1,245,353	1.16%		1.77%		1.16%		1.77%		69%
22.35	(12.26)	91,496	1.91		1.03		1.91		1.03		69
22.24	(12.24)	46,177	1.91		1.02		1.91		1.02		69
23.45	(11.22)	87,766	0.76		2.07		0.76		2.07		69
23.09	(11.65)	1,929	1.26		1.67		1.26		1.67		69
23.08	(11.10)	9	0.91	(c)	1.96	(c)	0.91	(c)	1.96	(c)	69
23.08	(11.36)	9	1.41	(c)	1.53	(c)	1.41	(c)	1.53	(c)	69

30.01	12.10	1,542,986	1.16		1.60		1.17		1.59		98
29.15	11.25	147,110	1.91		0.82		1.92		0.81		98
29.03	11.24	65,632	1.91		0.81		1.92		0.80		98
30.41	12.53	57,352	0.76		2.00		0.77		1.99		98
30.00	11.97	1,251	1.26		1.47		1.27		1.46		98

28.45	13.14	1,061,063	1.18		1.72		1.19		1.72		51
27.69	12.36	64,579	1.93		0.93		1.94		0.93		51
27.60	12.33	18,834	1.93		0.97		1.94		0.97		51
28.81	13.62	27,590	0.78		2.14		0.79		2.14		51
28.45	13.06	1,013	1.28		1.59		1.29		1.59		51

25.55	13.37 (f)	924,479	1.19		1.65	(d)	1.21		1.63	(d)	45
24.86	12.50 (f)	92,469	1.94		0.91	(d)	1.96		0.89	(d)	45
24.78	12.49 (f)	16,149	1.94		0.89	(d)	1.96		0.87	(d)	45
25.86	13.83 (f)	19,226	0.79		1.94	(d)	0.81		1.92	(d)	45
25.54	13.24 (f)	1,083	1.29		1.57	(d)	1.31		1.55	(d)	45

22.88	20.27	637,130	1.19		1.02		1.21		1.00		54
22.27	19.38	93,367	1.94		0.27		1.96		0.25		54
22.21	19.40	12,159	1.94		0.27		1.96		0.25		54
23.15	20.75	4,659	0.79		1.43		0.81		1.41		54
22.87	20.14	1,204	1.29		0.94		1.31		0.92		54

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2008 - A	$14.95	$0.15		$(1.61)	$(1.46)	$(0.12)	$(1.00)	$(1.12)
2008 - B	14.54	0.05		(1.57)	(1.52)	(0.03)	(1.00)	(1.03)
2008 - C	14.46	0.05		(1.56)	(1.51)	(0.03)	(1.00)	(1.03)
2008 - Institutional	15.12	0.21		(1.63)	(1.42)	(0.18)	(1.00)	(1.18)
2008 - Service	14.88	0.13		(1.59)	(1.46)	(0.12)	(1.00)	(1.12)
2008 - IR (commenced November 30, 2007)	14.89	0.10		(1.47)	(1.37)	(0.19)	(1.00)	(1.19)
2008 - R (commenced November 30, 2007)	14.89	0.09		(1.49)	(1.40)	(0.18)	(1.00)	(1.18)

2007 - A	13.80	0.15		1.62	1.77	(0.12)	(0.50)	(0.62)
2007 - B	13.44	0.04		1.58	1.62	(0.02)	(0.50)	(0.52)
2007 - C	13.40	0.04		1.57	1.61	(0.05)	(0.50)	(0.55)
2007 - Institutional	13.94	0.21		1.64	1.85	(0.17)	(0.50)	(0.67)
2007 - Service	13.75	0.14		1.60	1.74	(0.11)	(0.50)	(0.61)

2006 - A	13.40	0.12		1.36	1.48	(0.09)	(0.99)	(1.08)
2006 - B	13.09	0.02		1.32	1.34	—	(0.99)	(0.99)
2006 - C	13.06	0.03		1.31	1.34	(0.01)	(0.99)	(1.00)
2006 - Institutional	13.52	0.18		1.37	1.55	(0.14)	(0.99)	(1.13)
2006 - Service	13.37	0.11		1.35	1.46	(0.09)	(0.99)	(1.08)

2005 - A	11.80	0.13	(c)	1.65	1.78	(0.09)	(0.09)	(0.18)
2005 - B	11.54	0.04	(c)	1.61	1.65	(0.01)	(0.09)	(0.10)
2005 - C	11.53	0.03	(c)	1.61	1.64	(0.02)	(0.09)	(0.11)
2005 - Institutional	11.90	0.19	(c)	1.66	1.85	(0.14)	(0.09)	(0.23)
2005 - Service	11.80	0.12	(c)	1.65	1.77	(0.11)	(0.09)	(0.20)

2004 - A	9.86	0.08		1.95	2.03	(0.09)	—	(0.09)
2004 - B	9.66	—	(d)	1.91	1.91	(0.03)	—	(0.03)
2004 - C	9.67	—	(d)	1.90	1.90	(0.04)	—	(0.04)
2004 - Institutional	9.95	0.12		1.96	2.08	(0.13)	—	(0.13)
2004 - Service	9.91	0.06		1.96	2.02	(0.13)	—	(0.13)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.21% of average net assets.
(d)	Less than $0.005 per share.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	year	to average		to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$12.37	(10.55)%	$830,475	1.17%		1.11%		1.17%		1.11%		81%
11.99	(11.24)	32,884	1.92		0.37		1.92		0.37		81
11.92	(11.26)	91,900	1.92		0.36		1.92		0.36		81
12.52	(10.19)	1,808,728	0.77		1.50		0.77		1.50		81
12.30	(10.65)	8,044	1.27		0.99		1.27		0.99		81
12.33	(10.10)	88,528	0.92	(e)	1.20	(e)	0.92	(e)	1.20	(e)	81
12.31	(10.29)	9	1.42	(e)	0.94	(e)	1.42	(e)	0.94	(e)	81

14.95	13.01	1,014,800	1.19		1.02		1.19		1.02		92
14.54	12.19	45,416	1.94		0.27		1.94		0.27		92
14.46	12.19	113,208	1.94		0.28		1.94		0.28		92
15.12	13.48	1,482,513	0.79		1.43		0.79		1.43		92
14.88	12.88	7,418	1.29		0.93		1.29		0.93		92

13.80	11.67	707,319	1.23		0.94		1.23		0.94		66
13.44	10.78	24,939	1.98		0.17		1.98		0.17		66
13.40	10.85	54,910	1.98		0.19		1.98		0.19		66
13.94	12.12	506,910	0.83		1.35		0.83		1.35		66
13.75	11.56	4,756	1.33		0.86		1.33		0.86		66

13.40	15.16	518,376	1.25		1.03	(c)	1.26		1.02	(c)	70
13.09	14.35	25,040	2.00		0.29	(c)	2.01		0.28	(c)	70
13.06	14.28	37,503	2.00		0.25	(c)	2.01		0.24	(c)	70
13.52	15.61	321,210	0.85		1.45	(c)	0.86		1.44	(c)	70
13.37	15.08	2,523	1.35		0.87	(c)	1.36		0.86	(c)	70

11.80	20.71	291,795	1.25		0.68		1.28		0.65		72
11.54	19.76	17,069	2.00		(0.07)		2.03		(0.10)		72
11.53	19.74	14,601	2.00		(0.07)		2.03		(0.10)		72
11.90	21.07	158,316	0.85		1.07		0.88		1.04		72
11.80	20.51	134	1.35		0.48		1.38		0.45		72

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2008 - A	$39.84	$0.28	$(2.61)	$(2.33)	$(0.19)	$(4.21)	$(4.40)
2008 - B	38.47	0.01	(2.50)	(2.49)	—	(4.21)	(4.21)
2008 - C	38.23	0.01	(2.49)	(2.48)	—	(4.21)	(4.21)
2008 - Institutional	40.24	0.42	(2.62)	(2.20)	(0.36)	(4.21)	(4.57)
2008 - Service	39.49	0.24	(2.57)	(2.33)	(0.17)	(4.21)	(4.38)
2008 - IR (commenced November 30, 2007)	39.32	0.25	(1.98)	(1.73)	(0.37)	(4.21)	(4.58)

2007 - A	36.84	0.23	4.62	4.85	(0.18)	(1.67)	(1.85)
2007 - B	35.73	(0.07)	4.48	4.41	—	(1.67)	(1.67)
2007 - C	35.52	(0.07)	4.45	4.38	—	(1.67)	(1.67)
2007 - Institutional	37.18	0.40	4.66	5.06	(0.33)	(1.67)	(2.00)
2007 - Service	36.57	0.19	4.57	4.76	(0.17)	(1.67)	(1.84)

2006 - A	36.88	0.18	2.30	2.48	(0.13)	(2.39)	(2.52)
2006 - B	35.96	(0.09)	2.25	2.16	—	(2.39)	(2.39)
2006 - C	35.76	(0.09)	2.24	2.15	—	(2.39)	(2.39)
2006 - Institutional	37.17	0.33	2.32	2.65	(0.25)	(2.39)	(2.64)
2006 - Service	36.67	0.15	2.29	2.44	(0.15)	(2.39)	(2.54)

2005 - A	30.82	0.15	8.36	8.51	(0.10)	(2.35)	(2.45)
2005 - B	30.23	(0.11)	8.19	8.08	—	(2.35)	(2.35)
2005 - C	30.08	(0.11)	8.14	8.03	—	(2.35)	(2.35)
2005 - Institutional	31.01	0.29	8.41	8.70	(0.19)	(2.35)	(2.54)
2005 - Service	30.68	0.12	8.31	8.43	(0.09)	(2.35)	(2.44)

2004 - A	25.37	0.11	5.51	5.62	(0.17)	—	(0.17)
2004 - B	24.92	(0.11)	5.42	5.31	—	—	—
2004 - C	24.81	(0.11)	5.40	5.29	(0.02)	—	(0.02)
2004 - Institutional	25.49	0.23	5.53	5.76	(0.24)	—	(0.24)
2004 - Service	25.26	0.09	5.51	5.60	(0.18)	—	(0.18)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

						Ratios assuming no
						expense reductions
					Ratio of			Ratio of
		Net assets,	Ratio of		net investment	Ratio of		net investment
Net asset		end of	net expenses		income (loss)	total expenses		income (loss)	Portfolio
value, end	Total	year	to average		to average	to average		to average	Turnover
of year	return(b)	(in 000s)	net assets		net assets	net assets		net assets	rate

$33.11	(6.50)%	$3,611,466	1.16%		0.78%	1.16%		0.78%	85%
31.77	(7.20)	128,844	1.91		0.03	1.91		0.03	85
31.54	(7.22)	235,637	1.91		0.03	1.91		0.03	85
33.47	(6.11)	2,469,463	0.76		1.18	0.76		1.18	85
32.78	(6.59)	257,906	1.26		0.67	1.26		0.67	85
33.01	(5.12)	9	0.91	(c)	1.03 (c)	0.91	(c)	1.03 (c)	85

39.84	13.25	4,363,868	1.16		0.57	1.16		0.57	74
38.47	12.42	191,174	1.91		(0.18)	1.91		(0.18)	74
38.23	12.41	348,637	1.91		(0.18)	1.91		(0.18)	74
40.24	13.70	2,644,803	0.76		0.97	0.76		0.97	74
39.49	13.13	281,788	1.26		0.47	1.26		0.47	74

36.84	7.14	3,434,753	1.17		0.51	1.19		0.49	49
35.73	6.34	206,336	1.92		(0.25)	1.94		(0.27)	49
35.52	6.35	353,614	1.92		(0.25)	1.94		(0.27)	49
37.18	7.58	1,837,408	0.77		0.91	0.79		0.90	49
36.57	7.05	161,237	1.27		0.42	1.29		0.41	49

36.88	28.68	2,714,610	1.22		0.43	1.23		0.42	58
35.96	27.76	234,405	1.97		(0.34)	1.98		(0.35)	58
35.76	27.73	360,806	1.97		(0.31)	1.98		(0.32)	58
37.17	29.20	1,253,069	0.82		0.82	0.83		0.81	58
36.67	28.55	79,224	1.32		0.35	1.33		0.34	58

30.82	22.24	915,091	1.24		0.37	1.24		0.37	71
30.23	21.31	148,555	1.99		(0.38)	1.99		(0.38)	71
30.08	21.35	96,007	1.99		(0.37)	1.99		(0.37)	71
31.01	22.71	537,533	0.84		0.78	0.84		0.78	71
30.68	22.27	13,997	1.34		0.30	1.34		0.30	71

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2008 - A	$44.74	$0.05	$(2.64)	$(2.59)	$—	$(7.44)	$(7.44)
2008 - B	40.33	(0.20)	(2.38)	(2.58)	—	(7.44)	(7.44)
2008 - C	40.29	(0.21)	(2.37)	(2.58)	—	(7.44)	(7.44)
2008 - Institutional	46.46	0.20	(2.74)	(2.54)	(0.05)	(7.44)	(7.49)
2008 - Service	44.04	— (c)	(2.58)	(2.58)	—	(7.44)	(7.44)
2008 - IR (commenced November 30, 2007)	42.18	0.09	(0.06)	0.03	(0.06)	(7.44)	(7.50)
2008 - R (commenced November 30, 2007)	42.18	(0.03)	(0.06)	(0.09)	(0.04)	(7.44)	(7.48)

2007 - A	43.93	(0.01)	4.60	4.59	—	(3.78)	(3.78)
2007 - B	40.23	(0.31)	4.19	3.88	—	(3.78)	(3.78)
2007 - C	40.19	(0.31)	4.19	3.88	—	(3.78)	(3.78)
2007 - Institutional	45.40	0.18	4.75	4.93	(0.09)	(3.78)	(3.87)
2007 - Service	43.34	(0.06)	4.54	4.48	—	(3.78)	(3.78)

2006 - A	43.07	0.02	4.07	4.09	—	(3.23)	(3.23)
2006 - B	39.98	(0.28)	3.76	3.48	—	(3.23)	(3.23)
2006 - C	39.95	(0.28)	3.75	3.47	—	(3.23)	(3.23)
2006 - Institutional	44.24	0.19	4.20	4.39	—	(3.23)	(3.23)
2006 - Service	42.58	(0.04)	4.03	3.99	—	(3.23)	(3.23)

2005 - A	39.25	0.06	6.39 (e)	6.45	—	(2.63)	(2.63)
2005 - B	36.86	(0.23)	5.98 (e)	5.75	—	(2.63)	(2.63)
2005 - C	36.84	(0.23)	5.97 (e)	5.74	—	(2.63)	(2.63)
2005 - Institutional	40.09	0.20	6.58 (e)	6.78	—	(2.63)	(2.63)
2005 - Service	38.86	— (c)	6.35 (e)	6.35	—	(2.63)	(2.63)

2004 - A	33.77	(0.16)	6.29	6.13	—	(0.65)	(0.65)
2004 - B	31.99	(0.43)	5.95	5.52	—	(0.65)	(0.65)
2004 - C	31.96	(0.43)	5.96	5.53	—	(0.65)	(0.65)
2004 - Institutional	34.35	(0.01)	6.40	6.39	—	(0.65)	(0.65)
2004 - Service	33.48	(0.21)	6.24	6.03	—	(0.65)	(0.65)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
(e)	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.

(f)	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated the performance would have been 16.71%, 15.85%, 15.83%, 17.20% and 16.61% for Class A, Class B, Class C, Institutional and Service shares, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	year	to average		to average		to average		to average		Turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$34.71	(5.66)%	$756,153	1.48%		0.11%		1.48%		0.11%		51%
30.31	(6.36)	41,450	2.23		(0.63)		2.23		(0.63)		51
30.27	(6.36)	64,587	2.23		(0.63)		2.23		(0.63)		51
36.43	(5.30)	690,912	1.08		0.50		1.08		0.50		51
34.02	(5.74)	61,956	1.58		0.01		1.58		0.01		51
34.71	0.20	10	1.23	(d)	0.39	(d)	1.23	(d)	0.39	(d)	51
34.61	(0.11)	10	1.73	(d)	(0.07	)(d)	1.73	(d)	(0.07	)(d)	51

44.74	10.59	1,003,510	1.46		(0.01)		1.47		(0.02)		69
40.33	9.75	68,532	2.21		(0.74)		2.22		(0.75)		69
40.29	9.76	97,013	2.21		(0.75)		2.22		(0.76)		69
46.46	11.04	801,476	1.06		0.39		1.07		0.38		69
44.04	10.47	57,875	1.56		(0.13)		1.57		(0.14)		69

43.93	10.01	994,880	1.47		0.04		1.48		0.04		46
40.23	9.21	83,531	2.22		(0.70)		2.23		(0.70)		46
40.19	9.19	110,108	2.22		(0.70)		2.23		(0.71)		46
45.40	10.45	711,046	1.07		0.43		1.08		0.43		46
43.34	9.88	45,735	1.58		(0.10)		1.58		(0.10)		46

43.07	16.73 (f)	1,071,447	1.48		0.14		1.48		0.14		48
39.98	15.88 (f)	107,342	2.23		(0.59)		2.23		(0.59)		48
39.95	15.86 (f)	129,767	2.23		(0.60)		2.23		(0.60)		48
44.24	17.23 (f)	655,181	1.08		0.48		1.08		0.48		48
42.58	16.64 (f)	31,806	1.58		—		1.58		—		48

39.25	18.30	920,309	1.49		(0.43)		1.49		(0.43)		57
36.86	17.40	114,169	2.24		(1.17)		2.24		(1.17)		57
36.84	17.45	127,560	2.24		(1.18)		2.24		(1.18)		57
40.09	18.76	332,947	1.09		(0.04)		1.09		(0.04)		57
38.86	18.16	19,131	1.59		(0.55)		1.59		(0.55)		57

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public
Accounting Firm

To the Trustees and Shareholders of
Goldman Sachs Trust — Fundamental Equity Value Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Growth and Income Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund and Goldman Sachs Small Cap Value Fund (collectively the “Fundamental Equity Value Funds”), portfolios of the Goldman Sachs Trust, at August 31, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fundamental Equity Value Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments owned at August 31, 2008, by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2008

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Fund Expenses (Unaudited) — Six Month Period Ended August 31, 2008

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including Management Fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2008 through August 31, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Growth and Income Fund				Large Cap Value Fund				Mid Cap Value Fund
													Small Cap Value Fund
				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning Account	Ending		Paid for the	Beginning Account	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Value	Account Value		6 months ended	Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	3/1/08	8/31/08		8/31/08*	3/1/08	8/31/08		8/31/08*	3/1/08	8/31/08		8/31/08*	3/1/08	8/31/08		8/31/08*
Class A
Actual	$1,000	$964.60		$5.82	$1,000	$969.40		$5.79	$1,000	$1,012.80		$5.90	$1,000	$1,083.70		$7.78
Hypothetical 5% return	1,000	1,019.30	+	5.98	1,000	1,019.26	+	5.93	1,000	1,019.30	+	5.92	1,000	1,017.70	+	7.53

Class B
Actual	1,000	960.80		9.50	1,000	965.40		9.48	1,000	1,009.20		9.67	1,000	1,079.80		11.68
Hypothetical 5% return	1,000	1,015.53	+	9.77	1,000	1,015.49	+	9.72	1,000	1,015.53	+	9.70	1,000	1,013.90	+	11.31

Class C
Actual	1,000	960.70		9.50	1,000	966.00		9.48	1,000	1,009.00		9.67	1,000	1,079.50		11.68
Hypothetical 5% return	1,000	1,015.53	+	9.77	1,000	1,015.49	+	9.72	1,000	1,015.53	+	9.70	1,000	1,013.90	+	11.31

Institutional
Actual	1,000	966.30		4.00	1,000	971.30		3.82	1,000	1,015.20		3.88	1,000	1,085.80		5.70
Hypothetical 5% return	1,000	1,021.32	+	4.11	1,000	1,021.27	+	3.91	1,000	1,021.32	+	3.90	1,000	1,019.71	+	5.52

Service
Actual	1,000	963.80		6.33	1,000	968.50		6.27	1,000	1,012.70		6.41	1,000	1,083.10		8.31
Hypothetical 5% return	1,000	1,018.80	+	6.50	1,000	1,018.77	+	6.43	1,000	1,018.80	+	6.43	1,000	1,017.19	+	8.04

Class IR
Actual	1,000	965.40		4.81	1,000	970.10		5.44	1,000	1,014.40		4.65	1,000	1,084.70		6.59
Hypothetical 5% return	1,000	1,025.14	+	4.95	1,000	1,025.14	+	5.59	1,000	1,025.14	+	4.67	1,000	1,025.14	+	6.40

Class R
Actual	1,000	963.30		6.94	1,000	969.30		6.20	N/A	N/A		N/A	1,000	1,082.60		8.93
Hypothetical 5% return	1,000	1,018.07	+	7.13	1,000	1,018.00	+	6.35	N/A	N/A		N/A	1,000	1,016.44	+	8.64

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Growth and Income	1.16%	1.91%	1.91%	0.76%	1.26%	0.91%	1.41%
Large Cap Value	1.17	1.92	1.92	0.77	1.27	0.92	1.42
Mid Cap Value	1.16	1.91	1.91	0.76	1.26	0.91	N/A
Small Cap Value	1.48	2.23	2.23	1.08	1.58	1.23	1.73

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Growth and Income, Goldman Sachs Large Cap Value, Goldman Sachs Mid Cap Value and Goldman Sachs Small Cap Value Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) with respect to the Funds.
The Management Agreement was most recently approved for continuation until June 30, 2009 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 18, 2008 (the “Annual Contract Meeting”).
To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Funds’ investment performance, expenses and other matters discussed at regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 12, 2007, February 6, 2008 and May 21, 2008. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates; (b) the Funds’ investment performance; (c) the Funds’ management fee arrangements; (d) the Investment Adviser’s undertakings to reimburse certain expenses of the Funds that exceed specified levels; (e) potential economies of scale and the levels of breakpoints in the fees payable by the Funds under the Management Agreement; (f) the relative expense levels of the Funds as compared to those of comparable funds; (g) data relating to the Investment Adviser’s profitability with respect to the Trust and each of the Funds; (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Funds; (j) recently proposed changes to the expense cap arrangements, and proposed amendments to the management fee schedules to further reduce the fee rates charged on assets above specified levels; (k) capacity issues relating to the Funds; (l) information on the advisory fees charged to institutional accounts by the Investment Adviser; (m) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds; (n) the current pricing and profitability of the Funds’ transfer agent; and (o) the nature and quality of the services provided by the Funds’ unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to unaffiliated service providers.
At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (c) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the credit department, the fund controllers group, the tax group, the product services group, the valuation oversight group, the risk management and analysis group, the business planning team and the technology group; (d) the Investment Adviser’s business continuity and disaster recovery planning; (e) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (f) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio brokerage, distribution and other services; (g) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Funds; (h) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers, including the custodian and fund accounting agent; (i) an update on soft dollars and other trading related issues; and (j) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to the Trust and each Fund, and each Fund’s investment performance, fees and expenses, including each Fund’s expense trends over time and existing and proposed breakpoints in the fee rates payable under the Management Agreement.
In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended sessions at which they reviewed information regarding the Funds’ assets, sales and redemptions, the commission rates paid by the Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

and administration fees by the Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager ownership of Fund shares; portfolio manager compensation, the alignment of the interests of the Funds and the portfolio managers and potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.
The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for all of the Funds and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to each Fund.
In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Funds in comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with copies of disclosure materials regarding the Funds and their expenses, as well as information on the Funds’ competitive universe and discussed the broad range of other investment choices that are available to Fund investors.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services that Goldman, Sachs & Co. (“Goldman Sachs”) provides as the Funds’ transfer agent and distributor and that Goldman Sachs Agency Lending provides as securities lending agent. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Independent Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance
The Independent Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. This information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ended December 31, 2007, to the extent that each Fund has been in existence for those periods. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether each Fund had operated within its investment policies, and had complied with its investment limitations. The Trustees believed that each of the Funds had provided investment performance within a competitive range for long-term investors, and that the Investment Adviser’s continued management would benefit each Fund and its shareholders.

Costs of Services Provided and Competitive Information
The Independent Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to relevant peer groups and

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history, comparing each Fund’s expenses to the category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and waivers/reimbursements to those of peer groups and peer group medians. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels. They also considered comparative fee information for services provided by the Investment Adviser to institutional accounts and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally required fewer services from the Investment Adviser, were less time-intensive and paid lower fees.
The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders may be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and expense allocation methodologies, as well as the report of an independent registered public accounting firm regarding the mathematical accuracy and conformity to the Investment Adviser’s allocation methodologies of the Investment Adviser’s schedule of revenues and expenses. Profitability data for the Trust and each Fund were provided for 2007 and 2006, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentages of the average daily net assets of the Funds:

Average Daily	Growth and	Large Cap	Mid Cap	Small Cap
Net Assets	Income Fund	Value Fund	Value Fund	Value Fund

First $1 billion	0.70%	0.75%	0.75%	1.00%
Next $1 billion	0.63	0.68	0.75	1.00
Next $3 billion	0.60	0.65	0.68	0.90
Next $3 billion	0.59	0.64	0.65	0.86
Over $8 billion	0.58	0.63	0.64	0.84

The breakpoints at the $5 and $8 billion asset levels were considered by the Independent Trustees at the May Committee meeting and were approved by the Trustees at the Annual Contract Meeting. These additional breakpoints had been proposed by the Investment Adviser to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing each Fund, and whether the Funds and their shareholders were participating in the benefits of those economies. In this regard, the Independent Trustees considered the amounts of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds; and the Investment Adviser’s voluntary undertakings to limit “other expenses” to certain amounts. Upon reviewing these matters at the Annual Contract Meeting in 2008, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates
The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) soft dollar benefits and research received by the Investment Adviser from broker-dealers in exchange for executing transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the cash collateral invests); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; and (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds.

Other Benefits to the Funds and Their Shareholders
The Independent Trustees also noted that the Funds receive certain other benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantage received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; and (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization.

Conclusion
In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2009.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 66	Chairman of the Board of Trustees	Since 1991
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				96	None

John P. Coblentz, Jr. Age: 67	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Diana M. Daniels Age: 59	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Jessica Palmer Age: 59	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 69	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee— Goldman Sachs Mutual Fund Complex.	96	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 46	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	96	None

Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2008, the Trust consisted of 85 portfolios, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 46	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 41	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Fundamental Equity Value Funds — Tax Information (Unaudited)

For the year ended August 31, 2008, 82.00%, 75.84%, 51.17%, and 34.79% of the dividends paid from net investment company taxable income by the Growth and Income Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds designate $161,816,826, $143,586,047, $656,536,280 and $240,892,224 respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended August 31, 2008. Of the amounts designated by the Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds, $161,519,851, $143,240,805, $652,337,379 and $239,980,655, respectively, are taxed at a maximum rate of 15% while the balance is taxed at a maximum rate of 25%.

For the year ended August 31, 2008, the Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds designate 59.34%, 68.28%, 58.28%, and 21.71%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the year ended August 31, 2008, the Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds designate $38,997,978, $43,082,143, $140,555,388 and $74,122,474, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $773.2 billion in assets under management as of June 30, 2008 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
▪■ Enhanced Income Fund
▪■ Ultra-Short Duration
Government Fund
▪■ Short Duration Government
Fund
▪■ Short Duration Tax-Free Fund
▪■ California AMT-Free
Municipal Fund
▪■ New York AMT-Free
Municipal Fund
▪■ Municipal Income Fund
▪■ Government Income Fund
▪■ Inflation Protected Securities
Fund
▪■ U.S. Mortgages Fund
▪■ Core Fixed Income Fund
▪■ Core Plus Fixed Income Fund
▪■ Investment Grade Credit Fund
▪■ Global Income Fund
▪■ High Yield Municipal Fund
▪■ High Yield Fund
▪■ Emerging Markets Debt Fund
▪■ Local Emerging Markets
Debt Fund

Domestic Equity
▪■ Balanced Fund
▪■ Growth and Income Fund
▪■ Structured Large Cap Value Fund
▪■ Large Cap Value Fund
▪■ Structured U.S. Equity Fund
▪■ Structured U.S. Equity Flex Fund
▪■ Structured Large Cap
Growth Fund
▪■ Capital Growth Fund
▪■ Strategic Growth Fund
▪■ All Cap Growth Fund
▪■ Concentrated Growth Fund
▪■ Tollkeeper FundSM
▪■ Mid Cap Value Fund
▪■ Growth Opportunities Fund
▪■ Small/Mid Cap Growth Fund
▪■ Structured Small Cap Equity Fund
▪■ Structured Small Cap Value Fund
▪■ Structured Small Cap
Growth Fund
▪■ Small Cap Value Fund

Fund of Funds[2]▪■ Asset Allocation Portfolios
▪■ Income Strategies Portfolio
▪■ Satellite Strategies Portfolio

Retirement Strategies[2]
International Equity
▪■ Structured International Equity Fund
▪■ Structured International Equity Flex Fund
▪■ Strategic International Equity Fund
▪■ Concentrated International Equity Fund
▪■ Structured International Small Cap Fund
▪■ International Small Cap Fund
▪■ Asia Equity Fund
▪■ Structured Emerging Markets Equity Fund
▪■ Emerging Markets Equity Fund
▪■ Concentrated Emerging Markets
Equity Fund
▪■ BRIC Fund (Brazil, Russia, India, China)

Specialty[2]▪■ U.S. Equity Dividend and Premium Fund
▪■ International Equity Dividend and
Premium Fund
▪■ Structured Tax-Managed Equity Fund
▪■ Structured International Tax-Managed
Equity Fund
▪■ Real Estate Securities Fund
▪■ International Real Estate Securities Fund
▪■ Commodity Strategy Fund
▪■ Absolute Return Tracker Fund
▪■ Enhanced Dividend Global Equity Portfolio
▪■ Tax-Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 32 Old Slip, 32nd Floor, New York, New York 10005

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2008 Goldman, Sachs & Co.  All rights reserved.  08-6978 VALUEAR / 406K / 10-08

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2008	2007	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,262,776	$1,995,700	Financial Statement audits. For 2008, $ 449,867 represents audit fees borne by the Funds’ adviser.

Audit-Related Fees:

• PwC	$232,222	$249,000	Other attest services

Tax Fees:

• PwC	$439,850	$511,900	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2008	2007	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,097,000	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

All Other Fees:

• PwC	$50,000	$199,500	Services provided for the review of documentation and filings in reference to share class and Fund commencements, Fund reorganizations and additional due diligence assessments. The 2008 fees represent amounts borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the twelve months ended August 31, 2008 and August 31, 2007 were approximately $672,072 and $760,900 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 30, 2007 and November 25, 2006 were approximately $5.3 million and $5.9 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2006 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 3, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	November 3, 2008